                                                                   =============
Allmerica Financial Services                                       Annual Report
--------------------------------------------------------------------------------
           DECEMBER 31, 1998
                                                            The Fulcrum Fund(SM)
                                                            Variable Annuity

                                                            o The Fulcrum Trust




                                                                            1998


The Fulcrum Fund(SM)
                [GRAPHIC]








                                                  [LOGO]
                                                  ALLMERICA
                                                  FINANCIAL(R)

Table of Contents

General Information .......................................................    2

A Letter from the Chairman ................................................    3

Portfolio Performance Summary .............................................    4

Product Performance Summaries .............................................    6
The Fulcrum Fund Variable Annuity (FAFLIC) ................................    6
The Fulcrum Fund Variable Annuity (AFLIAC) ................................    7

Domestic & International Equity Market Overview ...........................    8
The Global Interactive/Telecomm Portfolio .................................   10
The International Growth Portfolio ........................................   11
The Growth Portfolio ......................................................   12
The Value Portfolio .......................................................   13

Bond & Money Market Overview ..............................................   14
The Strategic Income Portfolio ............................................   16

Financials ................................................................  F-1

For further information, see the accompanying annual reports.

See Client Notices on page F-24.

================================================================================
General Information
================================================================================

Officers of First Allmerica Financial Life Insurance
Company (FAFLIC) and Allmerica Financial Life
Insurance and Annuity Company (AFLIAC)
John F. O'Brien, President, CEO (FAFLIC) and
   Chairman of the Board (AFLIAC)
Richard M. Reilly, President and CEO (AFLIAC)
Edward J. Parry, III, Vice President, CFO and Treasurer
Abigail M. Armstrong, Secretary and Counsel

Investment Manager
Allmerica Financial Investment Management Services, Inc.
440 Lincoln Street, Worcester, MA 01653

General Distributor
Allmerica Investments, Inc.
440 Lincoln Street, Worcester, MA 01653

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street, Boston, MA 02110

Administrator, Custodian, Transfer Agent
Investors Bank & Trust Company
200 Clarendon Street, Boston, MA 02116

Legal Counsel
Shea & Gardner
1800 Massachusetts Avenue, N.W., Washington D.C. 20036

Officers of The Fulcrum Trust
George J. Sullivan, Jr., President
David J. Mueller, Vice President
George M. Boyd, Secretary

Board of Trustees of The Fulcrum Trust
George J. Sullivan, Jr. Chairman(1)
Tom N. Dallape(1)
Gordon Holmes(1)

Portfolio Managers
Allmerica Asset Management, Inc.
440 Lincoln Street, Worcester, MA 01653
   The Strategic Income Portfolio

Bee & Associates, Inc.
370 17th Street, Suite 3560, Denver, CO 80202
   The International Growth Portfolio

GAMCO Investors, Inc.
One Corporate Center, Rye, NY 10570-1434
   The Value Portfolio
   The Global Interactive/Telecomm Portfolio

Pilgrim Baxter Analytic Investors, Inc.
700 Flower Street, Suite 2400
Los Angeles, CA 90017
   The Growth Portfolio



(1)  Independent Trustees

================================================================================
A Letter from the Chairman
================================================================================

[PHOTO]



Dear Client:

1998 marked an unprecedented fourth straight year of returns greater than 20% as measured by the S&P500(R) Index.

The final year-end numbers though, mask the high drama investors experienced during the course of the year. The S&P 500(R) Index had one of its most volatile years, rising over 20% through June, plummeting 19% during the next two months, and rallying to record the strongest fourth quarter return since 1926. Even while the S&P500(R) Index increased 28.6% for the year, it was driven by a narrow group of stocks. Fifteen stocks represented half of the gain of the entire index, while the average stock in the S&P500(R) increased only 13.9%. Stocks of smaller companies fared even worse, declining 2.6% as measured by the Russell 2000 Index.

Overseas markets struggled with their own issues. The European community prepared to introduce a common currency on January 1, 1999. Russia devalued the ruble causing a broad decline in many emerging markets, and Japan continued to struggle with a stubborn recession.

The bond market offered few places to hide. Russia's devaluation spurred fixed income investors to sell otherwise solid credits and fly to the safety of U.S. Treasuries. It was only after the Federal Reserve lowered interest rates three times that investors began buying again and both the U.S. stock and bond markets rallied.

Throughout the year, your Board continued to carefully analyze the growth and development of The Fulcrum Trust while paying close attention to the market environment as just discussed. We are pleased with the two changes in the portfolio managers for the Growth and Strategic Income Portfolios that were initiated earlier in the year. After reconstructing the funds according to their own investment style and strategy, the new investment managers have produced competitive investment returns during the second half of the year. A new marketing effort was also initiated with the Financial Marketing Group which we believe should provide ongoing growth in the Trust.

In many ways, 1998 was a year of transition for The Fulcrum Trust. We have made significant improvements in many areas and look forward to building on this solid foundation during the coming years. Once again, we urge you to work closely with your financial advisor to build a diversified portfolio which seeks not only growth during good times, but protection in bad times.


On behalf of the Board of Trustees,



/s/ George J. Sullivan, Jr.

George J. Sullivan, Jr.

Chairman of the Board
The Fulcrum Trust

================================================================================
Portfolio Performance Summary
================================================================================

The Fulcrum Trust
--------------------------------------------------------------------------------

Average Annual Total Returns as of 12/31/98

For easy reference, the total returns for the Portfolios are summarized below. Keep in mind that these returns reflect all Portfolio charges but do not include any insurance product fees or expenses. For returns that reflect the deduction of product charges, please refer to the Product Performance Summaries beginning on page 6.


                                                   Portfolio
                                                   Inception                 1                        Life of
Portfolios                                              Date              Year                      Portfolio
--------------------------------------------------------------------------------------------------------------
The Fulcrum Trust
The Global Interactive/Telecomm Portfolio             2/1/96             30.27%                        23.18%
The International Growth Portfolio                   3/26/96             -8.02%                        -3.09%
The Growth Portfolio                                  2/1/96               .50%                         6.48%
The Value Portfolio                                   2/1/96              7.49%                        18.44%
The Strategic Income Portfolio                        2/1/96              6.53%                         2.55%

Portfolio performance returns given above reflect an investment in the underlying Portfolios listed on the date of inception of each Portfolio.

Portfolio performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------

================================================================================
Product Performance Summary
================================================================================

The Fulcrum Fund(SM) Variable Annuity (FAFLIC)
--------------------------------------------------------------------------------

Average Annual Total Returns as of 12/31/98

For easy reference, the total returns for The Fulcrum Fund(SM) Variable Annuity sub-accounts of FAFLIC are summarized below. Keep in mind that these returns are net of all product charges. For returns that do not reflect the deduction of product charges, please refer to the Individual Portfolio Reviews beginning on page 10.

                                                                Without Surrender Charge                     With Surrender Charge
                                                                        And Contract Fee                          And Contract Fee

                                                 Sub-                              Since                                     Since
                                              Account                          Inception                                 Inception
                                            Inception        1     Life of       of Sub-           1        Life of        of Sub-
Sub-Accounts                                     Date     Year   Portfolio        Account       Year      Portfolio        Account
----------------------------------------------------------------------------------------------------------------------------------
The Fulcrum Trust
The Global Interactive/Telecomm Portfolio     9/30/97   28.52%      21.43%         32.34%     20.69%         19.44%         26.48%
The International Growth Portfolio            10/3/97   -9.25%      -4.48%        -16.44%    -15.86%         -6.55%        -20.97%
The Growth Portfolio                          9/30/97   -0.94%       4.96%        -11.48%     -7.52%          2.76%        -16.36%
The Value Portfolio                           9/30/97    5.96%      16.75%          8.79%     -1.17%         14.69%          2.92%
The Strategic Income Portfolio                10/3/97    5.02%       1.09%          3.87%     -1.38%         -0.59%         -0.66%




Performance returns given above are for the The Fulcrum Fund Variable Annuity sub-accounts of FAFLIC, and except in the columns designated as "Life of Sub-Account", assume an investment in the underlying portfolios listed above on the date of inception of each Fund. Performance returns designated as "Life of Sub-Account" assume an investment in the portfolios listed on the date of inception of each Sub-Account. All full surrenders or withdrawals in excess of the free amount may be subject to a declining sales charge. The maximum contingent deferred sales charge is 7.0%. Please refer to the product prospectus for the assumptions used to calculate performance.

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an Investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

================================================================================
Product Performance Summary
================================================================================

The Fulcrum Fund(SM) Variable Annuity (AFLIAC)
--------------------------------------------------------------------------------

Average Annual Total Returns as of 12/31/98

For easy reference, the total returns for The Fulcrum Fund(SM) Variable Annuity sub-accounts of AFLIAC are summarized below. Keep in mind that these returns are net of all product charges. For returns that do not reflect the deduction of product charges, please refer to the Individual Portfolio Reviews beginning on page 10.


                                                                 Without Surrender Charge                    With Surrender Charge
                                                                         And Contract Fee                         And Contract Fee

                                                 Sub-                               Since                                    Since
                                              Account                           Inception                                Inception
                                            Inception        1     Life of        of Sub-          1        Life of        of Sub-
Sub-Accounts                                     Date     Year   Portfolio        Account       Year      Portfolio        Account
----------------------------------------------------------------------------------------------------------------------------------
The Fulcrum Trust
The Global Interactive/Telecomm Portfolio     3/13/97   28.52%      21.43%         32.68%     21.02%         19.80%         29.51%
The International Growth Portfolio            3/13/97   -9.25%      -4.48%        -10.22%    -15.20%         -6.60%        -13.43%
The Growth Portfolio                          3/13/97   -0.94%       4.96%          2.47%     -7.54%          2.71%         -1.22%
The Value Portfolio                           3/13/97    5.96%      16.75%         16.52%     -1.11%         14.76%         12.74%
The Strategic Income Portfolio                3/13/97    5.02%       1.09%          4.36%     -1.49%         -0.71%          1.08%


Performance returns given above are for the The Fulcrum Fund Variable Annuity sub-accounts of AFLIAC, and except in the columns designated as "Life of Sub-Account", assume an investment in the underlying portfolios listed above on the date of inception of each Fund. Performance returns designated as "Life of Sub-Account" assume an investment in the portfolios listed on the date of inception of each Sub-Account. All full surrenders or withdrawals in excess of the free amount may be subject to a declining sales charge. The maximum contingent deferred sales charge is 7.0%. Please refer to the product prospectus for the assumptions used to calculate performance.

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an Investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

================================================================================
Domestic & International Equity Market Overview
================================================================================


1994: Federal Reserve Board raises interest rates six times, stalling equity markets even while corporate earnings continued to grow.

1995: Favorable economic conditions result in large gains for the U.S. equity markets. Europe turns in strongest performance of international equity markets.

1996: Despite a volatile marketplace, the U.S. stock market performs well. Internationally, European countries post the most impressive gains.

1997: Robust economic growth, declining interest rates and low unemployment produce a third consecutive year of unprecedented gains for the U.S. stock market.

1998: Worldwide economic problems cause considerable volatility for stocks. Yet, the market posts its fourth consecutive year of double-digit gains.


1998 proved to be one of the most volatile years for the stock market since the crash of 1987. Widely expected by many investors to be a cooling off period for stocks, the past year brought a series of ups and downs -- and double-digit gains -- to the market. In fact, it proved to be the fourth straight year of plus-20% returns for the S&P 500(R) Index.

The roller coaster ride for stocks began mid-year as economic turmoil in Asia, Russia and Latin America resulted in increased investor concern. This turmoil produced a third quarter of market extremes. In July, the market posted an all-time high. But August brought a severe correction as investors feared lower worldwide demand for goods and services would lead to slower earnings growth for U.S. corporations.

But slower earnings growth proved not to deter investors altogether. While they fled investments exposed to international market risk, they favored the safety and predictability of large-company U.S. stocks -- regardless of how vastly overpriced they seemed.

Once the Federal Reserve cut interest rates for the third time in November, investors returned to the market in full force. They poured money into a small group of large-company stocks, sending broad market indexes soaring to another year of strong performance. In fact, S&P 500(R) performance was dominated throughout the year by only a few high-powered names such as Microsoft Corp., Dell Computer Corp., Intel Corp.

While large-cap gains outpaced both small- and mid-cap stocks and drove overall market performance, technology led sector performance for the year. Internet-related stocks, in particular, drove results even higher. Specifically, companies such as Amazon.com, an on-line book seller and eBay.com, an on-line auction service, saw their market values explode. Although these Internet stocks are not included in the S&P 500(R) Index, they helped bolster the entire technology sector. Investors seemed to feel that any company involved in computers would benefit from an Internet-driven surge in demand.



Despite the ongoing Asian                Encouraged by the upcoming
crisis, stocks benefit from  [GRAPHIC]   monetary union, Europe leads [GRAPHIC]
low interest rates and a                 global performance.
steady economy.


1998    JAN        FEB          MAR         APR         MAY          JUN
--------------------------------------------------------------------------------
                  Technology, led by                         Massive economic
                  Internet-related                           problems in Russia,
    [GRAPHIC]     stocks, is the                             send shock waves
                  best-performing                            through the world's
                  industry sector for                        financial markets.
                  the year.

================================================================================
Domestic & International Equity Market Overview
================================================================================


Other top-performing industry groups in 1998 were telecommunications which benefited from merger and acquisition activity, and retailers, which fared well as a result of strong consumer spending. On the other hand, market laggards were dominated by oil services, which felt the painful effects of sharply declining crude oil prices.

On the international front, Europe performed well in 1998, encouraged by the anticipated monetary union. In fact, Greece's stock market, led all global performers with a smashing 86% return. Countries such as Italy and Belgium also performed particularly well in this region.

However, results from emerging market countries weren't as rosy. Currency concerns plagued Asia for much of 1998. While Japan's stock market went through a series of ups and downs, countries like Thailand and Korea started taking serious measures to turn their economies around -- and it definitely made a difference. South Korea proved to be one of the top-performing countries during 1998.

Russia, however, wasn't so favored. By mid-year, massive economic problems and a large devaluation in the ruble caused investors to flee Russian stocks and bonds, sending shock waves throughout the world's financial markets.

As a result of Russia's economic collapse, investors grew more concerned about what the impact would be on other emerging markets. These worries particularly affected Brazil, which unlike Russia, managed to keep currency devaluation at bay thanks to support from the U.S., promises of reform and higher interest rates. Unfortunately, the higher cost of borrowing stunted economic growth and sent Brazil's economy into a recession.

Economic problems weren't confined to just Brazil, however. Slumping prices for crude oil and other commodities curbed economic growth in other parts of Latin America as well. Because oil prices make up about 70% of the government's revenue, Venezuela was particularly hard hit. Political concerns also were a factor here and combined to produce one of the worst-performing markets for the year.

Currently, uncertainty exists throughout the world's stock markets. In the U.S., stable interest rates and low inflation bode well for the stock market, but slower corporate earnings growth continues to be a concern. In Europe, the introduction of the Euro, the new single currency for Europe, should benefit the region. However, slower earnings growth remains a concern. And although Japan and most of Asia appear to be on the road to economic recovery, great uncertainty still exists in these markets.

Given the unsettled nature of the global economy, it will be difficult for the U.S. stock market to continue its four-year string of outstanding returns.


               As a result of                          Sharply declining
               worldwide economic                      oil prices cause the
  [GRAPHIC]    unrest, investors         [GRAPHIC]     emerging markets of
               favor the safety of                     Latin America to
               large-company                           suffer.
               stocks, which drive
               performance for the
               year.


JUL        AUG        SEP          OCT             NOV            DEC
--------------------------------------------------------------------------------
                         The Federal Reserve               Uncertainty exists
                         cuts interest rates               throughout the
              [GRAPHIC]  three times                       world's stock
                         prompting investors               markets as investors
                         to favor a small                  predict a slower
                         group of                          year for corporate
                         large-company                     earnings -- and more
                         stocks.                           normal results from
                                                           the stock market.

================================================================================
The Global Interactive/Telecomm Portfolio
================================================================================

For the one-year period ended December 31, 1998, the Global Interactive/Telecomm Portfolio delivered a total return of 30.27% versus the 28.58% return of the S&P 500(R)Index for the same period.

During 1998, this Portfolio delivered strong returns despite a challenging market for small- and mid-cap stocks. As value-oriented investors, the Portfolio's managers looked for bargains and focused on good-quality companies at bargain prices.

For example, shares of Gaylord Entertainment Company seemed undervalued and were added to the Portfolio. At $28 per share, the value of its Dallas CBS affiliate, which is worth about $400 million, did not appear to be reflected in its stockprice.

Shares of Telephone & Data Systems (TDS) were also added to the Portfolio. Because the company owns local, cellular and PCS franchises, the Portfolio's managers believes the company is well-positioned, and significantly undervalued, as technologies begin to converge.

In addition, investments made in Time Warner and Cablevision were rewarded as the convergence of the telephone, television and computer created new products and benefits for the consumer -- and enhanced company cash flows.

Heading into 1999, the Portfolio's managers see little change in the global investment landscape. Nonetheless, they believe attractive investment opportunities exist for value-oriented stock pickers.


--------------------------------------------------------------------------------
Investment Manager
--------------------------------------------------------------------------------
GAMCO Investors, Inc.

About The Fund

Seeks to make money by investing globally in equity securities of companies that develop, manufacture or sell interactive and/or telecommunications services and products.


--------------------------------------------------------------------------------
Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1998, the sector allocation of net assets was:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Telephone Systems               22%
Entertainment & Leisure         15%
Publishing                      11%
Communications                   8%
Media-Broadcasting               7%
Other                           37%


--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------


Period ended December 31, 1998                     1 Year         Life of Fund
The Global Interactive/Telecomm Portfolio           30.27%            23.18%
S&P 500(R) Index                                    28.58%            27.69%


--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1996
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                        The Global/Interactive
                          Telecomm Portfolio                S&P 500(R) Index
 2/96                            $10,000                       $10,000
12/98                            $18,364                       $20,392

The Global Interactive/Telecomm Portfolio is a portfolio of The Fulcrum Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) is a registered trademark of the Standard & Poor's Corporation. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

================================================================================
The International Growth Portfolio
================================================================================

The International Growth Portfolio returned -8.02% for the one-year period ended December 31, 1998, trailing the Morgan Stanley EAFE Index and the MSCI EAFE Small Cap Index which returned 18.23% and 5.44% respectively for the same period.

During 1998, the unprecedented gains of large-cap stocks once again drove market performance and significantly outpaced small-cap stocks.

In keeping with the Portfolio's investment objective, however, the managers invested primarily in small-cap foreign securities which explains much of the Portfolio's 1998 performance.

Currently, the Portfolio's managers note that U.S. small-cap stocks are selling at their greatest discount to the S&P 500(R) in more than 20 years and a similar pattern is evident overseas. They further believe that the economic environment which traditionally supports outperformance by smaller companies is in place -- and should benefit the Portfolio's top holdings, including: Technomatix, Orbotech, Nobel Biocare and Selecta.

Heading into the new year, the Portfolio's managers expect corporate earnings of large-cap stocks to slow while many smaller companies continue to produce strong earnings growth.

As a result, they expect interest in small-cap stocks to increase either from investors or from companies in the form of acquisitions. One holding where this is already evident is with Singapore's Electronic Resources which recently announced that it was being acquired by the largest company in the industry -- Ingram Micro of the U.S.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Period ended December 31, 1998                     1 Year         Life of Fund
The International Growth Portfolio                 -8.02%           -3.09%
Morgan Stanley EAFE Index                          18.23%            7.32%


--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1996
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                           The International            Morgan Stanley
                            Growth Porfolio               EAFE Index
 3/96                            $10,000                    $10,000
12/98                            $ 9,168                    $12,161

--------------------------------------------------------------------------------
Investment Manager
--------------------------------------------------------------------------------
Bee & Associates, Inc.

About The Fund

Seeks to make money by investing internationally for long-term capital appreciation, primarily in equity securities.

--------------------------------------------------------------------------------
                             Portfolio Composition:
--------------------------------------------------------------------------------

As of December 31, 1998 the country allocation of net assets was:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Israel              15%
Switzerland         15%
Sweden              14%
United Kingdom      10%
Norway               5%
Other               41%

The International Growth Portfolio is a portfolio of The Fulcrum Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

================================================================================
The Growth Portfolio
================================================================================

For the one-year period ended December 31, 1998, the Growth Portfolio posted a total return of 0.50% versus the 28.58% return of the S&P 500(R) Index for the same period.

At mid-year, the manager for the Portfolio was replaced by Pilgrim Baxter Analytic Investors, Inc. and the Portfolio was repositioned from smaller cap stocks to a very disciplined quantitative investment process which focuses on stocks in the S&P 500(R) Index. As a result, virtually all of the assets turned over into a portfolio of approximately 75 stocks, all of which belong to the S&P 500(R) Index. During the fourth quarter, the Portfolio returned 18.0% compared to 21.3% for the index.

Overall, the move to emphasize larger companies benefited the Portfolio as large-cap stocks in general outperformed small-cap stocks. For example, the Russell 2000 Index returned 16.5% during the fourth quarter versus the 21.3% return of the S&P 500(R). Furthermore, from August to December, large-cap stocks outperformed small-caps by nearly 9.3%.

Also contributing to the Portfolio's results was savvy stock selection. Holdings such as Microsoft Corp, General Electric, Dell Computers and Lucent Technologies led market performance for the year -- and comprised more than 11% of the Portfolio's assets.

Going forward, the Portfolio's managers are committed to providing investment results consistent with investor expectations as they remain committed to their long-term goal of outperforming the S&P 500(R).

--------------------------------------------------------------------------------
Investment Manager
--------------------------------------------------------------------------------
Pigrim Baxter Analytic Investors, Inc.*

About The Fund

Seeks to make money by investing primarily in securities selected for their long-term growth prospects.

* Pilgrim Baxter Analytic Investors, Inc. replaced Stonehill Capital Management, Inc. as portfolio manager effective August 1, 1998.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1998 the country allocation of net assets was:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Telephone Systems          8%
Computers & Information    8%
Pharmaceuticals            8%
Oil & Gas                  7%
Beverage, Food & Tobacco   7%
Other                     62%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Period ended December 31, 1998        1 Year           Life of Fund
The Growth Portfolio                   0.50%               6.48%
S&P 500(R) Index                      28.58%              27.69%



--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1996
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                            The Growth Porfolio             S&P 500(R) Index
 2/96                            $10,000                    $10,000
12/98                            $12,010                    $20,392


The Growth Portfolio is a portfolio of The Fulcrum Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) is a registered trademark of the Standard & Poor's Corporation. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

================================================================================
The Value Portfolio
================================================================================

The Value Portfolio returned 7.49% for the one-year period ended December 31, 1998 compared to the 28.58% return of the S&P 500(R) Index for the same period.

During the past year, the managers primarily focused on companies which not only appeared to be undervalued but also exhibited a significant margin of safety. These companies included Telephone & Data Systems (TDS), Liberty Corp. and Aeroquip-Vickers.

As one of the biggest operators in rural cellular, TDS has about 550,000 access lines -- and mergers with regional Bell operating companies (RBOC) could create more new customers. But its stock price remained down for much of the year due to clumsy financial management.

Liberty Corp., another Portfolio holding, has two businesses -- insurance and broadcasting. Currently undervalued, the Portfolio's managers feel that its market price will rise due to its recent acquisition of several East coast television stations.

Aeroquip-Vickers is an example of a company that also represents value to the Portfolio. Although it is currently caught up in an industry slowdown, the managers believe the business is well-run and the stock offers a great buying opportunity.

Heading into 1999, the Portfolio's managers believe that companies with big operations in Europe may get a benefit from the introduction of the Euro. In managing the Portfolio for future results, they intend to focus on companies with strong European operations and favorable merger potential.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Period ended December 31, 1998            1 Year           Life of Fund
The Value Portfolio                        7.49%              18.44%
S&P 500(R) Index                          28.58%              27.69%


--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1996
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                            The Value Portfolio     S&P 500(R) Index
 2/96                            $10,000            $10,000
12/98                            $16,377            $20,392

--------------------------------------------------------------------------------
Investment Manager
--------------------------------------------------------------------------------
GAMCO Investors, Inc.

About The Fund

Seeks to make money by investing in companies that are believed to be undervalued and may achieve significant capital appreciation.


--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1998 the sector allocation of net assets was:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Beverage, Food, & Tobacco   17%
Telephone Systems            7%
Heavy Machinery              7%
Entertainment & Leisure      6%
Oil & Gas                    6%
Other                       57%


The Value Portfolio is a portfolio of The Fulcrum Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) is a registered trademark of the Standard & Poor's Corporation. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

================================================================================
Bond & Money Market Overview
================================================================================

1994: Federal Reserve Board raises interest rates six times in an effort to slow down the economy and keep inflation in check, sending bond prices sharply lower.

1995: U.S. bond market enjoys its third best performance in 30 years, thanks to strong total returns from 30-year U.S. Treasuries and corporate issues.

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

1997: Low inflation and declining interest rates fuel the bond market, which enjoys its best returns since 1995.

1998: During 1998, bond investments produced widely divergent results as a series of dramatic swings either left them highly in favor or badly battered.

During 1998, bond investments produced widely divergent results as they experienced a series of dramatic swings that left them either highly in favor or badly battered.

Starting off 1998, investors sought more attractive yields by investing in all types of riskier bonds. But as global markets experienced continued volatility -- most notably in Russia, Latin America and Asia -- investors fled these riskier investments and, by late summer, favored U.S. Treasury bonds.

But what was a boon for Treasuries was not at all good for non-government issues. The Russian currency crisis, President Clinton's problems, and concerns about Japan's economy all caused non-government issues to deteriorate by August. Further aggravated by the collapse of the highly leveraged Long-Term Capital Management, this segment, particularly corporate and high-yield bonds, suffered. Because investors stayed away from these types of securities, the corporate new issues market dried up. In fact, fewer investment grade and high-yield bonds were sold in August and September combined than in the month of July.

However, a year-end rally was sparked by a series of three 0.25% interest rate cuts by the Federal Reserve. These moves not only pushed the Federal Funds Rates down to 4.75%, they spurred bond investors to leave the safety of U.S. Treasuries and return to those securities which had the potential to offer them higher yields.

Given this environment, safer credits generally fared much better for the year than those bonds which had more risk attached to them.

Finishing the year on top, U.S. Treasuries significantly outpaced all other sectors of the bond market for the first time in almost a decade -- with the 30-year bond posting a total return of 17.10% for the year. By comparison, the Lehman


       Given low interest rates,                  Stable-to-low interest rates
       investors seek more              [GRAPHIC] cause record refinancing --
       attractive yields by investing             and mortgage-backed securities
       in all types of bonds.                     to suffer.

1998     JAN         FEB            MAR       APR       MAY             JUN
--------------------------------------------------------------------------------
                    Uncertain about the                   Worldwide economic
                    effects of the Asian                  unrest causes
      [GRAPHIC]     crisis, the Federal        [GRAPHIC]  investors to flee
                    Reserve adopts a                      foreign investments
                    "wait and see"                        for super-safe U.S.
                    approach to changing                  Treasuries, which
                    interest rates.                       deliver their best
                                                          performance in
                                                          years.

================================================================================
Bond & Money Market Overview
================================================================================

Brothers Aggregate Bond Index, a benchmark commonly used for all types of bonds, returned only 8.67%.

In contrast, 1998 will also be remembered as the worst year for corporate bonds. Investment grade corporates trailed comparable duration Treasuries by 2.27% for the year. Much of the underperformance occurred from late August to mid October as liquidity, rather than credit, concerns drove the unprecedented spread widening. However, a two-tiered market still exists for corporate credits. Benchmark names such as IBM, Ford and Worldcom trade with little or no liquidity concession, while second-tier names command a much larger liquidity premium.

While it was a year of turmoil for investment grade corporate bonds, it proved to be disastrous for high-yield corporates, which lagged BBB or higher rated bonds by nearly five percentage points. Suffering the most from the year's volatility, lower-rated high-yield issues finished last for 1998 with a meager 3.66% total return, as measured by the Merrill Lynch High Yield Master Index.

Reflecting the market in general, mortgage-backed securities also had a tumultuous year. Early in the year, this sector struggled with fears of prepayments as interest rates dipped to historic lows. Even so, these securities managed to modestly outperform Treasuries for the first half of the year. Then, the same liquidity concerns that troubled corporate bonds later in the year also severely affected mortgage-backeds. As a result, this sector posted a total return of 7.20% for the year.

Results in the money market also mirrored the overall turbulence occurring in the bond market. While yields hovered around 5.00% before the interest rate cuts taken by the Federal Reserve, yields on the average one-year CD fell from 4.87% to 4.16% by year-end.

Diminishing returns, however, did not seem to sway investors. Money funds in general posted record inflows of cash as investors sought shelter from market volatility and parked their assets in the relative safety of money market funds.

Moving into 1999, volatility remains on the horizon for the U.S. bond market. However, given low inflation and low interest rates, government and high-grade corporates could appeal to investors looking for safe havens from riskier alternatives. In addition, slower corporate earnings could restrain the stock market in the coming year, helping to narrow the performance gap between equities and fixed income investments.


     Liquidity concerns                     The Federal Reserve
     stunt the                  [GRAPHIC]   cuts interest rates       [GRAPHIC]
     performance of both                    three times,
     corporate and                          sparking a year-end
     high-yield bonds.                      bond rally.


  JUL       AUG          SEP          OCT               NOV                  DEC
--------------------------------------------------------------------------------
           A currency crisis in                            Uncertainty -- and
           Russian spurs a                       [GRAPHIC] volatility -- remain
           flight to quality by                            on the horizon for
           investors.                                      the U.S. bond
                                                           market.

================================================================================
The  Strategic Income Portfolio
================================================================================

For the one-year period ended December 31, 1998, the Strategic Income Portfolio posted a total return of 6.53% compared to the 8.67% return of the Lehman Brothers Aggregate Bond Index for the same period.

1998 proved to be a disappointing year for both corporate bond and mortgage-backed securities (MBS) performance. Much of the deterioration occurred between late-August and mid-October as a global financial crisis developed and investors fled to safety and liquidity in the form of super-safe U.S. Treasuries.

Fortunately, this Fund benefited from an underweighting in corporate bonds relative to the benchmark. However, as the Fund continues to increase in size, the managers plan to increase exposure to the higher yielding corporate sector, investing in large, liquid benchmark sectors.

As with the corporate bond market, liquidity concerns caused mortgage-backed securities to suffer during the second half of the year. The Fund's managers, however, maintained their position in these securities as Treasury yields started to rise and the threat of massive prepayments subsided.

Moving into the new year, the Fund's managers expect to retain their current positions in corporate bonds and mortgage-backed securities as they seek high current income and capital appreciation for the Portfolio.

--------------------------------------------------------------------------------
Investment Manager
--------------------------------------------------------------------------------

Allmerica Asset Management, Inc.

About The Fund

Seeks to make money for investors by investing for high current income and capital appreciation in a variety of fixed-income securities.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1998 the sector allocation of net assets was:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government
and Agency Obligations     89%
Other                      11%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------
Period ended December 31, 1998                         1 Year       Life of Fund
The Strategic Income Portfolio                          6.53%          2.55%
J.P. Morgan Global Government Bond Index, Unhedged     15.31%          7.47%
Lehman Brothers Aggregate Bond Index                    8.67%          7.26%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1996
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                         J.P. Morgan
                                       Global Goverment   Lehman Brothers
                   The Strategic         Bond Index,        Aggregate
                  Income Portfolio        Unhedged          Bond Index
 2/96                 $10,000              $10,000          $10,000
12/98                  10,762               12,338           12,268

The Strategic Income Portfolio is a portfolio of The Fulcrum Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

In 1998, the benchmark for the Strategic Income Portfolio was changed retroactively from J.P. Morgan Global Government Bond Index, unhedged to the Lehman Brothers Aggregate Bond Index. The new index better reflects the investment style of the Portfolio. A comparison of the prior benchmark has also been provided.

The J.P. Morgan Global Government Bond Index, Unhedged, measures the global government bond market of 13 countries. The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed rate debt issues with an investment grade rating at least one year to maturity and an outstanding par value of at least $25 million. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

================================================================================
                    THE GLOBAL INTERACTIVE/TELECOMM PORTFOLIO
================================================================================
                  PORTFOLIO OF INVESTMENTS o December 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         Value
      Shares                                                            (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 85.7%
            Telephone Systems - 22.2%
      500   BC Telecom, Inc.                                          $   13,607
    1,000   Cable & Wireless Plc ADR                                      36,750
    3,000   Centennial Cellular Corp., Class A *                         123,000
    1,500   Century Communications Corp., Class A *                       47,578
      500   Century Telephone Enterprises, Inc.                           33,750
    2,000   Cia. de Telecomunicaciones de Chile SA ADR                    41,375
    2,000   Cincinnati Bell, Inc.                                         75,625
    1,500   CommNet Cellular, Inc. *                                      18,375
    5,210   Commonwealth Telephone Enterprises, Inc. *                   174,535
    4,000   Frontier Corp.                                               136,000
    2,000   GST Telecommunications, Inc. *                                13,125
      800   Iridium World Communications, Ltd. *                          31,650
    4,000   Loral Space & Communications, Ltd. *                          71,250
   10,000   Rogers Cantel Mobile Communications, Inc., Class B ADR *     121,875
    2,000   Rural Cellular Corp., Class A *                               21,000
    5,000   Telephone and Data Systems, Inc.                             224,688
    1,000   Viatel, Inc. *                                                22,875
                                                                      ----------
                                                                       1,207,058
                                                                      ----------
            Entertainment & Leisure - 15.4%
    5,000   Ascent Entertainment Group, Inc. *                            36,875
    3,000   Gaylord Entertainment Co.                                     90,375
    2,000   GC Companies, Inc. *                                          83,250
    2,900   King World Productions, Inc. *                                85,369
    4,500   Liberty Media Group, Class A *                               207,281
      800   Pathe SA                                                     223,415
    5,000   Spelling Entertainment Group, Inc. *                          37,500
    1,200   Time Warner, Inc.                                             74,475
                                                                      ----------
                                                                         838,540
                                                                      ----------
            Publishing - 11.0%
    2,000   Lee Enterprises, Inc.                                         63,000
    2,000   Media General, Inc., Class A                                 106,000
    2,000   Pulitzer Publishing Co.                                      173,250
    1,500   The McClatchy Company, Class A                                53,063
    1,000   The McGraw-Hill Companies, Inc.                              101,875
    1,500   Tribune Co.                                                   99,000
                                                                      ----------
                                                                         596,188
                                                                      ----------
            Communications - 7.5%
    1,000   American Tower Corp., Class A *                               29,563
    3,500   COMSAT Corp.                                                 126,000
    2,400   Globalstar Telecommunications, Ltd. *                         48,300
    6,000   Price Communications Corp. *                                  77,625
   12,000   Rogers Communications, Inc., Class B *                       106,500
    1,500   U.S. Satellite Broadcasting Co., Inc. *                       20,625
                                                                      ----------
                                                                         408,613
                                                                      ----------
            Media - Broadcasting - 6.9%
    1,530   Chris-Craft Industries, Inc. *                                73,724
    1,000   Granite Broadcasting Corp.                                    34,000
    2,250   Gray Communications Systems, Inc., Class B                    30,797
    3,500   USA Networks, Inc. *                                         115,938
    1,600   Viacom, Inc., Class A *                                      117,700
                                                                      ----------
                                                                         372,159
                                                                      ----------
            Media - Broadcasting & Publishing - 6.2%
      500   Audiofina                                                     21,396
    1,500   Fisher Companies, Inc.                                       102,750
      600   Fox Entertainment Group, Inc. *                               15,113
    3,000   MediaOne Group, Inc. *                                       141,000
    1,000   The Times Mirror Co., Class A                                 56,000
                                                                      ----------
                                                                         336,259
                                                                      ----------
            Cable - 5.4%
    1,000   Cablevision Systems Corp. *                                   50,188
    6,000   Tele-Communications TCI Ventures Group, Class A *            141,375
    1,500   Tele-Communications, Inc., Class A *                          82,969
    1,000   United International Holdings, Inc., Class A *                19,250
                                                                      ----------
                                                                         293,782
                                                                      ----------
            Insurance - 2.7%
    3,000   The Liberty Corp.                                            147,750
                                                                      ----------
            Retailers - 2.2%
    1,200   CDnow, Inc. *                                                 21,600
    6,000   Lillian Vernon Corp.                                          99,000
                                                                      ----------
                                                                         120,600
                                                                      ----------
            Commercial Services - 1.4%
    4,000   Cendant Corp. *                                               76,250
                                                                      ----------
            Advertising - 1.2%
    3,500   Ackerley Group, Inc.                                          63,875
                                                                      ----------
            Transportation - 1.1%
    2,000   Travel Services International, Inc. *                         61,000
                                                                      ----------
            Electric Utilities - 0.9%
    6,045   Citizens Utilities Co., Class B *                             49,116
                                                                      ----------
            Beverages, Food & Tobacco - 0.8%
    1,200   The Seagram Company, Ltd.                                     45,600
                                                                      ----------
            Electronics - 0.4%
      300   Sony Corp. ADR                                                21,525
                                                                      ----------
            Lodging - 0.4%
    1,000   Hilton Hotels Corp.                                           19,125
                                                                      ----------
            Total Common Stocks                                        4,657,440
                                                                      ----------
            (Cost $3,708,839)



                       See Notes to Financial Statements.
---------------------------------------------------------

================================================================================
                    THE GLOBAL INTERACTIVE/TELECOMM PORTFOLIO
================================================================================
             PORTFOLIO OF INVESTMENTS, Continued o December 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         Value
      Shares                                                            (Note 2)
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 2.3%

            Telephone Systems - 1.5%
    1,000   Sprint, 8.25%                                             $   82,500
                                                                      ----------
            Electric Utilities - 0.8%
    1,000   Citizens Utilities Co., 5.00%                                 42,625
                                                                      ----------
            Total Convertible Preferred Stocks                           125,125
                                                                      ----------
            (Cost $84,049)

            Total Investments - 88.0%                                 $4,782,565
                                                                      ----------
            (Cost $3,792,888)
            Net Other Assets and Liabilities - 12.0%                     650,684
                                                                      ----------
            Net Assets - 100.0%                                       $5,433,249
                                                                      ==========

----------
ADR  American Depositary Receipt
*    Non-income producing security.

FEDERAL INCOME TAX INFORMATION (NOTE 2)

At December 31, 1998, the aggregate cost of investment securities for tax purposes was $3,805,168. Net unrealized appreciation (depreciation) aggregated $977,397, of which $1,091,279 related to appreciated investment securities and $(113,882) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1998 were $280,918 (unaudited).

OTHER INFORMATION

For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $3,671,566 and $2,298,005 of non-governmental issuers, respectively.





                       See Notes to Financial Statements.
                       ---------------------------------------------------------

================================================================================
                       THE INTERNATIONAL GROWTH PORTFOLIO
================================================================================
                  PORTFOLIO OF INVESTMENTS o December 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         Value
  Shares                                                               (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 92.1%

            Israel - 15.3%
    4,250   Orbotech, Ltd. *                                          $  201,344
   12,000   Tecnomatix Technologies, Ltd. *                              210,000
                                                                      ----------
                                                                         411,344
                                                                      ----------
            Switzerland - 15.1%
      460   PubliGroupe SA                                               140,611
       90   Stratec Holding AB, Class B - Registered                     124,454
      500   The Selecta Group - Registered                               138,282
                                                                      ----------
                                                                         403,347
                                                                      ----------
            Sweden - 14.2%
    8,800   Investment AB Bure                                           124,558
   10,500   IRO AB                                                       105,972
   10,825   Nobel Biocare AB                                             146,558
                                                                      ----------
                                                                         377,088
                                                                      ----------
            United Kingdom - 10.3%
   22,500   JBA Holdings Plc                                              69,125
   46,000   McBride Plc                                                   76,390
   45,200   Victrex Plc                                                  128,355
                                                                      ----------
                                                                         273,870
                                                                      ----------
            Norway - 5.1%
    1,250   Electric Farm ASA *                                                0
   20,000   Norsk Lotteridrift ASA *                                      52,642
   25,000   P4 Radio Hele Norge ASA                                       82,254
                                                                      ----------
                                                                         134,896
                                                                      ----------
            Japan - 4.8%
    1,500   Fancl Corp. *                                               $128,458
                                                                      ----------
            Netherlands - 4.8%
    1,875   Van Melle NV                                                 126,730
                                                                      ----------
            Portugal - 4.7%
    3,600   Investec-Consultoria Internacional, SA                       124,040
                                                                      ----------
            France - 4.6%
   18,000   Lectra Systemes *                                            121,652
                                                                      ----------
            Hong Kong - 4.5%
1,030,750   Lung Kee (Bermuda) Holdings                                  119,748
                                                                      ----------
            Singapore - 4.4%
  130,000   Electronic Resources, Ltd.                                   118,110
                                                                      ----------
            Canada - 4.3%
   20,000   Danier Leather, Inc. *                                       115,558
                                                                      ----------
            Total Common Stocks                                        2,454,841
                                                                      ----------
            (Cost $2,704,921)
            Total Investments - 92.1%                                  2,454,841
                                                                      ----------
            (Cost $2,704,901)
            Net Other Assets and Liabilities - 7.9%                      209,613
                                                                      ----------
            Net Assets - 100.0%                                       $2,664,454
                                                                      ==========

----------
*    Non-income producing security.

                     Industry Concentration of Common Stocks
                   as a Percentage of Net Assets (Unaudited):

Computer Software & Processing                                             14.9%
Electronics                                                                12.0
Medical Supplies                                                           10.2
Miscellaneous                                                               8.5
Media - Broadcasting & Publishing                                           7.7
Advertising                                                                 5.3
Food Retailers                                                              5.2
Cosmetics & Personal Care                                                   4.8
Chemicals                                                                   4.8
Beverages, Food & Tobacco                                                   4.8
Financial Services                                                          4.7
Retailers                                                                   4.3
Household Products                                                          2.9
Entertainment & Leisure                                                     2.0
                                                                           ----
                                                                           92.1%
                                                                           ====

FEDERAL INCOME TAX INFORMATION (NOTE 2)

At December 31, 1998, the aggregate cost of investment securities for tax purposes was $2,707,141. Net unrealized appreciation (depreciation) aggregated $(252,300), of which $282,735 related to appreciated investment securities and $(535,035) related to depreciated investment securities.

As of December 31, 1998, the Portfolio had capital loss carryforwards which expire as follows: $5,735 in 2005; and $221,574 in 2006.

For the year ended December 31, 1998, the Portfolio has elected to defer $66,509 of capital losses attributable to post-October losses.

OTHER INFORMATION

For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $1,580,448 and $1,897,838 of non-governmental issuers, respectively.


                       See Notes to Financial Statements.
---------------------------------------------------------

================================================================================
                              THE GROWTH PORTFOLIO
================================================================================

                 PORTFOLIO OF INVESTMENTS o December 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         Value
 Shares                                                                (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.2%

              Telephone Systems - 8.3%
  1,351       Ameritech Corp.                                            $85,620
     68       AT&T Corp.                                                   5,117
  1,356       Bell Atlantic Corp.                                         71,868
  1,008       BellSouth Corp.                                             50,274
  1,266       GTE Corp.                                                   82,290
  1,648       SBC Communications, Inc.                                    88,374
                                                                         -------
                                                                         383,543
                                                                         -------

              Computers & Information - 7.8%
  1,048       Cisco Systems, Inc. *                                       97,268
  1,243       Dell Computer Corp. *                                       90,972
    992       EMC Corp. *                                                 84,320
    499       International Business Machines Corp.                       92,188
                                                                         -------
                                                                         364,748
                                                                         -------

              Pharmaceuticals - 7.5%
  1,559       American Home Products Corp.                                87,791
    172       Bristol-Myers Squibb Co.                                    23,016
    680       Pfizer, Inc.                                                85,298
  1,498       Schering-Plough Corp.                                       82,765
    952       Warner-Lambert Co.                                          71,579
                                                                         -------
                                                                         350,449
                                                                         -------

              Oil & Gas - 6.8%
    389       Chevron Corp.                                               32,263
  1,147       Exxon Corp.                                                 83,874
    772       Phillips Petroleum Co.                                      32,907
    442       Royal Dutch Petroleum Co. ADR                               21,161
    966       Schlumberger, Ltd.                                          44,557
  1,077       Texaco, Inc.                                                56,946
  1,298       The Coastal Corp.                                           45,349
                                                                         -------
                                                                         317,057
                                                                         -------

              Beverages, Food & Tobacco - 6.5%
  1,163       Bestfoods                                                   61,930
  1,257       Campbell Soup Co.                                           69,135
    211       Philip Morris Companies, Inc.                               11,289
  1,189       The Coca-Cola Co.                                           79,514
    993       Unilever NV ADR                                             82,357
                                                                         -------
                                                                         304,225
                                                                         -------

              Financial Services - 5.5%
    824       American Express Co.                                        84,254
     31       Berkshire Hathaway, Inc., Class B *                         72,051
    341       Fannie Mae                                                  25,234
    330       Providian Financial Corp.                                   24,750
    444       Transamerica Corp.                                          51,282
                                                                         -------
                                                                         257,571
                                                                         -------


              Automotive - 5.1%
  1,455       Ford Motor Co.                                             $85,390
  1,183       General Motors Corp.                                        84,658
  2,336       Navistar International Corp. *                              66,576
                                                                         -------
                                                                         236,624
                                                                         -------

              Industrial - Diversified - 5.0%
  1,410       General Electric Co.                                       143,908
  1,177       Tyco International, Ltd.                                    88,790
                                                                         -------
                                                                         232,698
                                                                         -------

              Restaurants - 4.9%
  1,075       McDonald's Corp.                                            82,372
 15,375       New York Restaurant Group (A) *                            148,369
                                                                         -------
                                                                         230,741
                                                                         -------

              Insurance - 4.5%
    132       American General Corp.                                      10,296
    870       American International Group, Inc.                          84,064
    440       SunAmerica, Inc.                                            35,695
    417       The Allstate Corp.                                          16,107
  1,178       The Hartford Financial Services Group, Inc.                 64,643
                                                                         -------
                                                                         210,805
                                                                         -------

              Computer Software & Processing - 3.5%
    281       Electronic Data Systems Corp.                               14,120
  1,043       Microsoft Corp. *                                          144,648
    239       PeopleSoft, Inc. *                                           4,526
                                                                         -------
                                                                         163,294
                                                                         -------

              Banking - 3.3%
    579       Capital One Financial Corp.                                 66,585
  2,210       Wells Fargo Co.                                             88,262
                                                                         -------
                                                                         154,847
                                                                         -------

              Electric Utilities - 3.2%
     96       Central & South West Corp.                                   2,634
    378       Duke Energy Corp.                                           24,216
  2,116       Edison International                                        58,984
  2,085       PG&E Corp.                                                  65,678
                                                                         -------
                                                                         151,512
                                                                         -------

              Medical Supplies - 3.0%
  1,316       Becton, Dickinson & Co.                                     56,177
  1,004       Johnson & Johnson                                           84,211
                                                                         -------
                                                                         140,388
                                                                         -------

              Apparel Retailers - 2.4%
    720       The Gap, Inc.                                               40,500
  2,380       The Limited, Inc.                                           69,318
                                                                         -------
                                                                         109,818
                                                                         -------

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

================================================================================
                              THE GROWTH PORTFOLIO
================================================================================

             PORTFOLIO OF INVESTMENTS, Continued o December 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         Value
 Shares                                                                (Note 2)
--------------------------------------------------------------------------------
              Media - Broadcasting & Publishing - 2.2%
    453       MediaOne Group, Inc. *                                  $   21,291
  1,105       Viacom, Inc., Class B *                                     81,770
                                                                      ----------
                                                                         103,061
                                                                      ----------

              Communications - 2.0%
    857       Lucent Technologies, Inc.                                   94,270
                                                                      ----------

              Heavy Machinery - 2.0%
  1,373       McDermott International, Inc.                               33,896
    626       NACCO Industries, Inc., Class A                             57,592
                                                                      ----------
                                                                          91,488
                                                                      ----------

              Electronics - 1.7%
    103       Intel Corp.                                                 12,212
  1,261       Raytheon Co., Class B                                       67,148
                                                                      ----------
                                                                          79,360
                                                                      ----------

              Aerospace & Defense - 1.6%
  2,304       The Boeing Co.                                              75,168
                                                                      ----------

              Chemicals - 1.5%
    766       The Dow Chemical Co.                                        69,658
                                                                      ----------

              Cosmetics & Personal Care - 1.4%
    614       Colgate-Palmolive Co.                                       57,025
    111       The Procter & Gamble Co.                                    10,136
                                                                      ----------
                                                                          67,161
                                                                      ----------

              Airlines - 1.2%
    110       AMR Corp. *                                                  6,531
    970       U S Airways Group, Inc. *                                   50,440
                                                                      ----------
                                                                          56,971
                                                                      ----------

              Entertainment & Leisure - 0.9%
    575       Eastman Kodak Co.                                           41,400
                                                                      ----------

              Electrical Equipment - 0.7%
    542       Emerson Electric Co.                                        32,791
                                                                      ----------

              Commercial Services - 0.7%
    987       The Dun & Bradstreet Corp.                                  31,152
                                                                      ----------

              Forest Products & Paper - 0.6%
    494       Georgia-Pacific Group                                       28,930
                                                                      ----------

              Textiles, Clothing & Fabrics - 0.6%
    650       Springs Industries, Inc., Class A                           26,934
                                                                      ----------

              Containers & Packaging - 0.5%
    778       Crown Cork & Seal Co., Inc.                                 23,972
                                                                      ----------

              Transportation - 0.3%
    465       Burlington Northern Santa Fe Corp.                          15,694
                                                                      ----------
              Total Common Stocks                                      4,446,330
                                                                      ----------
              (Cost $3,982,494)

Total Investments - 95.2%                                              4,446,330
                                                                      ----------
(Cost $3,982,494)
Net Other Assets and Liabilities - 4.8%                                  224,965
                                                                      ----------
Net Assets - 100.0%                                                   $4,671,295
                                                                      ==========

----------
ADR  American Depositary Receipt
(A)  Security is fair valued by management (Note 2).
*    Non-income producing security.


FEDERAL INCOME TAX INFORMATION (NOTE 2)

At December 31, 1998, the aggregate cost of investment securities for tax purposes was $3,988,313. Net unrealized appreciation (depreciation) aggregated $458,017, of which $506,610 related to appreciated investment securities and $(48,593) related to depreciated investment securities.

As of December 31, 1998, the Portfolio had capital loss carryforwards which expire as follows: $4,913 in 2004; and $75,969 in 2005; and $512,084 in 2006.

OTHER INFORMATION

For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $27,186,647 and $26,942,043 of non-governmental issuers, respectively.


                       See Notes to Financial Statements.
---------------------------------------------------------

================================================================================
                              THE VALUE PORTFOLIO
================================================================================

                  PORTFOLIO OF INVESTMENTS o December 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         Value
    Shares                                                              (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.8%

                Beverages, Food & Tobacco - 17.3%
    11,000      Archer-Daniels-Midland Co.                            $  189,062
     1,877      Buenos Aires Embotelladora SA ADR                              0
       700      Bush Boake Allen, Inc. *                                  24,675
     7,000      Celestial Seasonings, Inc. *                             194,688
     6,000      Corn Products International, Inc.                        182,250
    20,000      General Cigar Holdings, Inc. *                           173,750
     1,501      General Cigar Holdings, Inc., Class B *                   13,040
     2,000      H.J. Heinz Co.                                           113,250
     6,000      Kellogg Co.                                              204,750
     5,000      Pepsi-Cola Puerto Rico Bottling Co. *                     25,938
     3,000      The Seagram Company, Ltd.                                114,000
    10,000      The Topps Co., Inc. *                                     50,000
    10,000      Weider Nutrition International, Inc.                      63,750
     8,000      Whitman Corp.                                            203,000
                                                                      ----------
                                                                       1,552,153
                                                                      ----------

                Telephone Systems - 7.3%
     4,000      Centennial Cellular Corp., Class A *                     164,000
     3,000      Frontier Corp.                                           102,000
     4,500      Telephone and Data Systems, Inc.                         202,219
     5,000      United States Cellular Corp. *                           190,000
                                                                      ----------
                                                                         658,219
                                                                      ----------

                Heavy Machinery - 7.2%
     3,000      Ampco-Pittsburgh Corp.                                    32,625
    10,000      Baldwin Technology Co., Class A *                         56,250
     3,000      Banner Aerospace, Inc. *                                  28,313
     5,000      Fedders Corp.                                             29,062
     2,000      Fedders Corp., Class A                                    10,500
     5,000      Flowserve Corp.                                           82,812
     5,000      Hussmann International, Inc.                              96,875
     2,000      IDEX Corp.                                                49,000
     1,000      Modine Manufacturing Co.                                  36,250
     4,000      SPS Technologies, Inc. *                                 226,500
                                                                      ----------
                                                                         648,187
                                                                      ----------

                Entertainment & Leisure - 5.8%
     3,000      Gaylord Entertainment Co.                                 90,375
     2,000      GC Companies, Inc. *                                      83,250
     3,500      Liberty Media Group, Class A *                           161,219
     8,000      Spelling Entertainment Group, Inc. *                      60,000
     2,000      Time Warner, Inc.                                        124,125
                                                                      ----------
                                                                         518,969
                                                                      ----------

                Oil & Gas - 5.6%
     2,000      Daniel Industries                                         24,250
     9,000      PennzEnergy Co.                                          146,813
     9,000      Pennzoil-Quaker State Co. *                              133,313
     1,000      RPC, Inc.                                                  7,375
     4,000      Southwest Gas Corp.                                      107,500
     4,000      WICOR, Inc.                                               87,250
                                                                      ----------
                                                                         506,501
                                                                      ----------

                Insurance - 5.6%
     2,500      American Bankers Insurance Group, Inc.                   120,937
     2,000      Argonaut Group, Inc.                                      49,000
     6,000      The Liberty Corp.                                        295,500
     1,500      The Midland Co.                                           36,187
                                                                      ----------
                                                                         501,624
                                                                      ----------

                Automotive - 3.7%
       750      A.O. Smith Corp.                                          18,422
    20,000      Earl Scheib, Inc. *                                      110,000
     1,000      Meritor Automotive, Inc.                                  21,187
     1,000      Standard Motor Products, Inc.                             24,250
     7,000      Wynn's International, Inc.                               154,875
                                                                      ----------
                                                                         328,734
                                                                      ----------

                Commercial Services - 3.6%
     2,000      Borg-Warner Security Corp. *                              37,500
    12,571      EnviroSource, Inc. *                                      64,426
     1,000      H&R Block, Inc.                                           45,000
    10,000      Rollins, Inc.                                            175,000
                                                                      ----------
                                                                         321,926
                                                                      ----------

                Pharmaceuticals - 3.6%
    10,000      Carter-Wallace, Inc.                                     196,250
    10,000      IVAX Corp. *                                             124,375
                                                                      ----------
                                                                         320,625
                                                                      ----------

                Aerospace & Defense - 3.4%
     2,500      Sequa Corp., Class B *                                   183,750
     8,000      The Fairchild Corp., Class A *                           126,000
                                                                      ----------
                                                                         309,750
                                                                      ----------

                Electrical Equipment - 3.2%
     7,000      Aeroquip-Vickers, Inc.                                   209,563
     1,000      AMETEK, Inc.                                              22,312
     3,000      Kollmorgen Corp.                                          45,750
     2,000      The Lamson & Sessions Co. *                               10,250
                                                                      ----------
                                                                         287,875
                                                                      ----------

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

================================================================================
                              THE VALUE PORTFOLIO
================================================================================

            PORTFOLIO OF INVESTMENTS, Continued o December 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         Value
  Shares                                                                (Note 2)
--------------------------------------------------------------------------------
             Transportation - 3.2%
   2,500     GATX Corp.                                                 $ 94,687
   3,000     Hudson General Corp.                                        189,000
                                                                        --------
                                                                         283,687
                                                                        --------

             Media - Broadcasting - 2.8%
   5,000     Gray Communications Systems, Inc., Class B                   68,438
   2,500     Viacom, Inc., Class A *                                     183,906
                                                                        --------
                                                                         252,344
                                                                        --------

             Forest Products & Paper - 2.7%
   3,200     Greif Brothers Corp.                                         93,400
  11,000     Nashua Corp.*                                               146,438
                                                                        --------
                                                                         239,838
                                                                        --------

             Retailers - 2.5%
   9,000     Lillian Vernon Corp.                                        148,500
   3,000     The Neiman Marcus Group, Inc. *                              74,813
                                                                        --------
                                                                         223,313
                                                                        --------

             Lodging - 2.3%
   6,000     Aztar Corp. *                                                30,375
   6,000     Hilton Hotels Corp.                                         114,750
   3,000     Mirage Resorts, Inc. *                                       44,813
   5,000     Trump Hotels & Casino Resorts, Inc. *                        18,750
                                                                        --------
                                                                         208,688
                                                                        --------

             Cable - 2.0%
   3,500     Cablevision Systems Corp. *                                 175,656
                                                                        --------

             Media - Broadcasting & Publishing - 1.6%
   2,500     MediaOne Group, Inc. *                                      117,500
     500     The Times Mirror Co., Class A                                28,000
                                                                        --------
                                                                         145,500
                                                                        --------

             Communications - 1.6%
   4,000     COMSAT Corp.                                                144,000
                                                                        --------

             Financial Services - 1.5%
   7,000     The Pioneer Group, Inc.                                     138,250
                                                                        --------

             Advertising - 1.5%
   5,000     Ackerley Group, Inc.                                         91,250
   2,000     Penton Media, Inc.                                           40,500
                                                                      ----------
                                                                         131,750
                                                                      ----------

             Water Companies - 1.3%
   5,000     United Water Resources, Inc.                                119,687
                                                                      ----------

             Metals - 1.2%
   2,000     Curtiss-Wright Corp.                                         76,250
   3,000     General Housewares Corp.                                     36,000
                                                                      ----------
                                                                         112,250
                                                                      ----------

             Publishing - 1.1%
   2,000     Lee Enterprises, Inc.                                        63,000
   1,000     The McClatchy Company, Class A                               35,375
                                                                      ----------
                                                                          98,375
                                                                      ----------

             Electronics - 1.0%
   1,000     AMP, Inc.                                                    52,062
  10,000     Oak Technology, Inc. *                                       35,000
                                                                      ----------
                                                                          87,062
                                                                      ----------

             Electric Utilities - 0.9%
  10,176     Citizens Utilities Co., Class B *                            82,678
                                                                      ----------

             Chemicals - 0.8%
     750     Ferro Corp.                                                  19,500
   4,000     Sybron Chemicals, Inc. *                                     54,000
                                                                      ----------
                                                                          73,500
                                                                      ----------

             Real Estate - 0.8%
   5,000     Catellus Development Corp. *                                 71,563
                                                                      ----------

             Food Retailers - 0.7%
   6,000     Ingles Markets, Inc., Class A                                65,625
                                                                      ----------
             Total Common Stocks                                       8,608,329
                                                                      ----------
             (Cost $8,109,886)


                       See Notes to Financial Statements.
---------------------------------------------------------

================================================================================
                              THE VALUE PORTFOLIO
================================================================================

             PORTFOLIO OF INVESTMENTS, Continued o December 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         Value
  Shares                                                                (Note 2)
--------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS - 0.9%

             Telephone Systems - 0.9%
   1,000     Sprint, 8.25%                                            $   82,500
                                                                      ----------
             Total Convertible Preferred Stocks                           82,500
                                                                      ----------
             (Cost $42,800)

RIGHTS - 0.0%

             Beverages, Food & Tobacco - 0.0%
  91,973     Buenos Aires Embolelladora SA ADR*                                0
                                                                      ----------
             Total Rights                                                      0
                                                                      ----------
             (Cost $0)

Total Investments - 96.7%                                              8,690,829
                                                                      ----------
(Cost $8,152,686)
Net Other Assets and Liabilities - 3.3%                                  298,097
                                                                      ----------
Net Assets - 100.0%                                                   $8,988,926
                                                                      ==========

----------
ADR   American Depositary Receipt
*     Non-income producing security.


FEDERAL INCOME TAX INFORMATION (NOTE 2)

At December 31, 1998, the aggregate cost of investment securities for tax purposes was $8,223,005. Net unrealized appreciation (depreciation) aggregated $467,824, of which $1,215,594 related to appreciated investment securities and $(747,770) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1998 were $196,004 (unaudited).

OTHER INFORMATION

For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $8,153,398 and $5,131,531 of non-governmental issuers, respectively.


                       See Notes to Financial Statements.
                       ---------------------------------------------------------

================================================================================
                         THE STRATEGIC INCOME PORTFOLIO
================================================================================

                  PORTFOLIO OF INVESTMENTS o December 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Moody's Ratings     Value
Par Value                                               (unaudited)     (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 88.6%

           U.S. Treasury Notes - 28.2%
$ 75,000   5.63%, 02/28/2001                                Aaa       $   76,547
 265,000   5.75%, 08/15/2003                                Aaa          276,677
 130,000   6.25%, 02/15/2007                                Aaa          142,634
  90,000   6.63%, 05/15/2007                                Aaa          101,250
                                                                      ----------
                                                                         597,108
                                                                      ----------

           Federal National Mortgage Association - 19.0%
  25,000   6.00%, 02/01/2029, TBA                           Aaa           24,724
 148,500   7.00%, 11/01/2028                                Aaa          151,563
  74,220   6.50%, 10/01/2028                                Aaa           74,730
  97,681   6.50%, 06/01/2013                                Aaa           99,116
  50,364   7.50%, 03/01/2028                                Aaa           51,765
                                                                      ----------
                                                                         401,898
                                                                      ----------

           U.S. Treasury Bonds - 16.0%
 145,000   7.63%, 02/15/2025                                Aaa          190,947
 120,000   7.13%, 02/15/2023                                Aaa          148,088
                                                                      ----------
                                                                         339,035
                                                                      ----------

           Federal Agriculture Mortgage Corporation - 7.3%
 150,000   6.92%, 02/10/2001                                Aaa          155,772
                                                                      ----------

           Tennessee Valley Authority - 7.3%
 150,000   6.50%, 08/20/2001                                AAA (+)      155,492
                                                                      ----------

           Student Loan Marketing Association - 7.2%
 150,000   6.05%, 09/14/2000                                Aaa          152,568
                                                                      ----------

           Government National Mortgage Association - 3.6%
  75,681   6.50%, 11/15/2028                                Aaa           76,509
                                                                      ----------

           Total U.S. Government
           and Agency Obligations                                      1,878,382
                                                                      ----------
           (Cost $1,854,453)

CORPORATE DEBT - 0.8%

     IBM Corp. - 0.8%
$ 15,000   6.50%, 01/15/2028                                A             15,880
                                                                      ----------
           Total Corporate Debt                                           15,880
           (Cost $15,158)                                             ----------

Total Investments - 89.4%                                              1,894,262
                                                                      ----------
(Cost $1,869,611)
Net Other Assets and Liabilities - 10.6%                                 225,098
                                                                      ----------
Net Assets - 100.0%                                                   $2,119,360
                                                                      ==========

----------
TBA     Forward commitment (Note 2)


FEDERAL INCOME TAX INFORMATION (NOTE 2)

At December 31, 1998, the aggregate cost of investment securities for tax purposes was $1,869,611. Net unrealized appreciation (depreciation) aggregated $24,651, of which $30,101 related to appreciated investment securities and $(5,450) related to depreciated investment securities.

Distritutions from long-term capital gains for the year ended December 31, 1998 were $6,782.

For the year ended December 31, 1998, the Portfolio has elected to defer $4,886 of capital losses attributable to post-October losses.

OTHER INFORMATION

For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $2,050,754 and $3,293,977 of non-U.S. governmental issuers, respectively, and $4,476,875 and $3,639,295 of U.S. Government and Agency issuers, respectively.

The composition of ratings of debt holdings as a percentage of total value of investments in securities is as follows:

Ratings (unaudited)
Moody's Ratings:                             Aaa             91.0%
                                               A              0.8%
Standard & Poor's Ratings:                   AAA              8.2%
                                                           -------
                                                           100.00%

----------
(+) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.



                       See Notes to Financial Statements.
---------------------------------------------------------

================================================================================
                                THE FULCRUM TRUST
================================================================================

            STATEMENTS OF ASSETS AND LIABILITIES o December 31, 1998
--------------------------------------------------------------------------------

                                                                Global
                                                             Interactive/  International                                  Strategic
                                                               Telecomm        Growth         Growth         Value         Income
                                                               Portfolio     Portfolio      Portfolio      Portfolio      Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments (Note 2):
   Investments at cost ...................................   $ 3,792,888   $ 2,704,921    $ 3,982,494    $ 8,152,686    $ 1,869,611
   Net unrealized appreciation (depreciation) ............       989,677      (250,080)       463,836        538,143         24,651
                                                             -----------   -----------    -----------    -----------    -----------
         Total investments at value ......................     4,782,565     2,454,841      4,446,330      8,690,829      1,894,262
Cash (interest bearing) ..................................       660,004       212,220        177,641        326,512        238,269
Receivable for shares sold ...............................        26,992            --         46,962          4,099             --
Receivable for expense reimbursement (Note 5) ............        15,140        15,154         34,445         24,606          7,653
Interest and dividend receivables ........................         6,511         7,969          6,304          9,456         32,807
Deferred organizational expense (Note 2) .................         9,922        10,585          9,922          9,922             --
Dividend tax reclaim receivables .........................           545         2,372             --             --             --
                                                             -----------   -----------    -----------    -----------    -----------
         Total Assets ....................................     5,501,679     2,703,141      4,721,604      9,065,424      2,172,991
                                                             -----------   -----------    -----------    -----------    -----------

LIABILITIES:
Payable for investments purchased ........................        13,296            --             --             --         24,542
Payable for shares repurchased ...........................         1,119         3,145            503          9,066          2,488
Advisory fee payable (Note 3) ............................        18,642         1,801            663          6,343          4,163
Accrued expenses and other payables ......................        35,373        33,741         49,143         61,089         22,438
                                                             -----------   -----------    -----------    -----------    -----------
   Total Liabilities .....................................        68,430        38,687         50,309         76,498         53,631
                                                             -----------   -----------    -----------    -----------    -----------
NET ASSETS ...............................................   $ 5,433,249   $ 2,664,454    $ 4,671,295    $ 8,988,926    $ 2,119,360
                                                             ===========   ===========    ===========    ===========    ===========

NET ASSETS consist of:
Paid-in capital (Note 1 and Note 5) ......................   $ 4,437,756   $ 3,197,592    $ 4,806,200    $ 8,514,734    $ 2,098,476
Undistributed (distribution in excess of)
   net investment income (loss) ..........................            --        13,007             --            399             --
Accumulated (distribution in excess of) net realized
   gain (loss) on investments sold, forward
   foreign currency contracts, and foreign
   currency transactions .................................         5,816      (296,037)      (598,741)       (64,350)        (3,767)
Net unrealized appreciation (depreciation) of
   investments and assets and liabilities in
   foreign currency ......................................       989,677      (250,108)       463,836        538,143         24,651
                                                             -----------   -----------    -----------    -----------    -----------
TOTAL NET ASSETS .........................................   $ 5,433,249   $ 2,664,454    $ 4,671,295    $ 8,988,926    $ 2,119,360
                                                             ===========   ===========    ===========    ===========    ===========

Shares of beneficial interest outstanding ................       342,587       297,947        388,852        664,986        207,348
   (unlimited authorization, par value of
   $0.001 per share)

NET ASSET VALUE,
Offering and redemption price per share
(Net Assets/Shares Outstanding) ..........................   $     15.86   $      8.94    $     12.01    $     13.52    $     10.22
                                                             ===========   ===========    ===========    ===========    ===========



                       See Notes to Financial Statements.
                       ---------------------------------------------------------

================================================================================
                                THE FULCRUM TRUST
================================================================================

        STATEMENTS OF OPERATIONS o For The Year Ended December 31, 1998
--------------------------------------------------------------------------------

                                                                  Global
                                                               Interactive/   International                                Strategic
                                                                 Telecomm        Growth         Growth         Value        Income
                                                                 Portfolio      Portfolio      Portfolio     Portfolio     Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest .................................................. $   18,996    $     8,121    $     7,641   $    28,434   $    84,097
   Dividends .................................................     30,989         57,608         31,707        82,706            --
   Less net foreign taxes withheld ...........................       (531)        (7,146)           (47)           --            --
                                                               ----------    -----------    -----------   -----------    ----------
      Total Investment Income ................................     49,454         58,583         39,301       111,140        84,097
                                                               ----------    -----------    -----------   -----------    ----------

EXPENSES
   Investment advisory fees (Note 3) .........................     76,082          1,485             --        23,869        10,354
   Custodian fees ............................................      8,895         14,363         37,023        21,366         8,155
   Fund accounting fees ......................................     48,500         48,500         48,500        48,500        48,500
   Legal fees ................................................     30,245         28,325         53,221        66,665        14,619
   Interest expense (Note 7) .................................         --             --         19,853            --            --
   Audit fees ................................................     21,217         21,461         32,824        46,797         9,161
   Trustees' fees and expenses (Note 3) ......................      7,581          6,609         10,542        16,375         4,570
   Reports to shareholders ...................................     16,606         12,419         24,853        21,517         7,283
   Registration and filing expense ...........................      1,466          2,864          4,100         4,316         4,376
   Amortization of organization costs (Note 2) ...............      4,756          4,745          4,756         4,756            --
   Insurance .................................................      3,832          3,832          3,832         3,832         3,832
   Miscellaneous .............................................        240            240            240           240           240
                                                               ----------    -----------    -----------   -----------    ----------
      Total expenses before reimbursements ...................    219,420        144,843        239,744       258,233       111,090
      Less expense reimbursements (Note 5) ...................    (90,165)      (101,848)      (181,834)     (147,492)      (74,187)
      Less expenses waived (Note 4) ..........................         --             --             --            --        (3,099)
                                                               ----------    -----------    -----------   -----------    ----------
      Total expenses net of expense reimbursements ...........    129,255         42,995         57,910       110,741        33,804
                                                               ----------    -----------    -----------   -----------    ----------
NET INVESTMENT INCOME (LOSS) .................................    (79,801)        15,588        (18,609)          399        50,293
                                                               ----------    -----------    -----------   -----------    ----------

REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (Note 2):
   Net realized gain (loss) on investments sold ..............    560,139       (288,827)      (217,499)      532,066        62,667
   Net realized gain (loss) on forward foreign currency
   contracts .................................................         (7)           111             --            --       (94,435)
   Net realized gain (loss) on foreign currency transactions.          (1)        (2,597)            --            --        19,212
   Net change in unrealized appreciation (depreciation)
   of investments ............................................    591,625         25,595        187,404        (8,738)        2,694
   Net change in unrealized appreciation (depreciation)
   of forward foreign currency contracts .....................         --             --             --            --        22,310
   Net change in unrealized appreciation (depreciation)
   of assets and liabilities in foreign currency .............         --            (28)            --            --        27,051
                                                               ----------    -----------    -----------   -----------    ----------

NET GAIN (LOSS) ON INVESTMENTS ...............................  1,151,756       (265,746)       (30,095)      523,328        39,499
                                                               ----------    -----------    -----------   -----------    ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS........................... $1,071,955    $  (250,158)   $   (48,704)  $   523,727    $   89,792
                                                               ==========    ===========    ===========   ===========    ==========



                       See Notes to Financial Statements.
---------------------------------------------------------

================================================================================
                                THE FULCRUM TRUST
================================================================================

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     Global
                                                                                   Interactive/                International
                                                                                    Telecomm                      Growth
                                                                                    Portfolio                    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Year Ended December 31,      Year Ended December 31,
                                                                                1998           1997          1998           1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning of year .......................................... $ 3,016,441    $   594,315    $ 3,207,002    $    97,387
                                                                           -----------    -----------    -----------    -----------

Increase in net assets resulting from operations:
   Net investment income (loss) ..........................................     (79,801)         9,035         15,588         15,386
   Net realized gain (loss) on investments sold and foreign
      currency transactions ..............................................     560,131        142,691       (291,313)         4,533
   Net change in unrealized appreciation (depreciation)
      of investments and assets and liabilities in foreign currency ......     591,625        395,113         25,567       (278,925)
                                                                           -----------    -----------    -----------    -----------
   Net increase (decrease) in net assets resulting from operations .......   1,071,955        546,839       (250,158)      (259,006)
                                                                           -----------    -----------    -----------    -----------

Distributions to shareholders from:
   Net investment income .................................................          --         (9,124)            --        (15,480)
   Net realized gain on investments ......................................    (464,938)      (142,691)            --         (8,333)
                                                                           -----------    -----------    -----------    -----------
      Total distributions ................................................    (464,938)      (151,815)            --        (23,813)
                                                                           -----------    -----------    -----------    -----------

Capital share transactions (Note 3):
   Net proceeds from sales of shares .....................................   2,941,300      2,115,492        900,378      3,686,977
   Issued to shareholders in reinvestment of distributions ...............     464,938        151,815             --         23,813
   Cost of shares repurchased ............................................  (1,603,065)      (240,205)    (1,200,491)      (318,356)
                                                                           -----------    -----------    -----------    -----------
      Net increase (decrease) from capital share transactions ............   1,803,173      2,027,102       (300,113)     3,392,434
                                                                           -----------    -----------    -----------    -----------
      Total increase (decrease) in net assets ............................   2,410,190      2,422,126       (550,271)     3,109,615
                                                                           -----------    -----------    -----------    -----------

Capital contribution from manager (Note 5): ..............................       6,618             --          7,723             --
                                                                           -----------    -----------    -----------    -----------

NET ASSETS at end of year (including line A) ............................. $ 5,433,249    $ 3,016,441    $ 2,664,454    $ 3,207,002
                                                                           ===========    ===========    ===========    ===========


(A) Undistributed (distribution in excess of) net investment income (loss) $        --    $       (89)   $    13,007    $       (94)
                                                                           ===========    ===========    ===========    ===========

OTHER INFORMATION Share transactions:
   Sold ..................................................................     195,105        174,816         95,378        347,778
   Issued to shareholders in reinvestment of distributions ...............      29,315         11,406             --          2,452
   Repurchased ...........................................................    (108,258)       (19,211)      (127,374)       (29,718)
                                                                           -----------    -----------    -----------    -----------

      Net increase (decrease) in shares outstanding ......................     116,162        167,011        (31,996)       320,512
                                                                           ===========    ===========    ===========    ===========


                       See Notes to Financial Statements.
                       ---------------------------------------------------------

================================================================================
                                THE FULCRUM TRUST
================================================================================


                                                                     Strategic
         Growth                         Value                         Income
        Portfolio                     Portfolio                      Portfolio
--------------------------------------------------------------------------------------
  Year Ended December 31,       Year Ended December 31,       Year Ended December 31,
    1998           1997           1998           1997           1998           1997
--------------------------------------------------------------------------------------
$ 4,463,531    $   148,404    $ 6,584,652    $   900,331    $ 2,699,938    $ 1,106,698
-----------    -----------    -----------    -----------    -----------    -----------


    (18,609)        (3,384)           399         41,294         50,293         69,124

   (217,499)      (374,694)       532,066        384,615        (12,556)       (27,885)

    187,404        267,942         (8,738)       494,905         52,055          8,819
-----------    -----------    -----------    -----------    -----------    -----------
    (48,704)      (110,136)       523,727        920,814         89,792         50,058
-----------    -----------    -----------    -----------    -----------    -----------


         --             --             --        (41,271)        (2,856)       (29,924)
         --             --       (611,642)      (369,412)       (49,760)       (12,484)
-----------    -----------    -----------    -----------    -----------    -----------
         --             --       (611,642)      (410,683)       (52,616)       (42,408)
-----------    -----------    -----------    -----------    -----------    -----------


  2,072,492      4,843,510      4,655,108      5,547,192      1,149,135      1,772,206
         --             --        611,642        410,683         52,616         42,408
 (1,826,374)      (418,247)    (2,783,030)      (783,685)    (1,827,441)      (229,024)
-----------    -----------    -----------    -----------    -----------    -----------
    246,118      4,425,263      2,483,720      5,174,190       (625,690)     1,585,590
-----------    -----------    -----------    -----------    -----------    -----------
    197,414      4,315,127      2,395,805      5,684,321       (588,514)     1,593,240
-----------    -----------    -----------    -----------    -----------    -----------

     10,350             --          8,469             --          7,936             --
-----------    -----------    -----------    -----------    -----------    -----------

$ 4,671,295    $ 4,463,531    $ 8,988,926    $ 6,584,652    $ 2,119,360    $ 2,699,938
===========    ===========    ===========    ===========    ===========    ===========


$        --             --    $       399    $        23    $        --    $     1,131
===========    ===========    ===========    ===========    ===========    ===========


    171,896        391,597        330,785        432,360        112,047        181,202
         --             --         45,339         30,421          5,152          4,292
   (156,624)       (31,707)      (198,954)       (57,726)      (183,153)       (23,111)
-----------    -----------    -----------    -----------    -----------    -----------

     15,272        359,890        177,170        405,055        (65,954)       162,383
===========    ===========    ===========    ===========    ===========    ===========


---------------------------------------------------------

================================================================================
                                THE FULCRUM TRUST
================================================================================

       FINANCIAL HIGHLIGHTS o For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------

                                   Income from Investment Operations                               Less Distributions
                        ---------------------------------------------------     ----------------------------------------------------
                                                   Net Realized
                           Net                         and                                  Distributions
                          Asset         Net        Unrealized                   Dividends     from Net
                          Value      Investment    Gain (Loss)   Total from      from Net     Realized
 Year Ended             Beginning      Income          on        Investment     Investment     Capital     Return of      Total
December 31,             of Period    (Loss) (2)   Investments   Operations       Income        Gains       Capital    Distributions
-------------           ---------    ----------    -----------   ----------       ------        -----       -------    -------------
   Global
Interactive/
  Telecomm
Portfolio(1)
    1998        (3)     $  13.32     $  (0.23)      $  4.26       $  4.03       $   --       $  (1.49)      $   --      $  (1.49)
    1997                   10.00         0.08          3.95          4.03         (0.04)        (0.67)          --         (0.71)
    1996        (4)        10.00        (0.75)         0.80          0.05           --            --          (0.05)       (0.05)

International
   Growth
Portfolio(1)
    1998        (3)         9.72         0.05         (0.83)        (0.78)          --            --            --          --
    1997                   10.33         0.10         (0.63)        (0.53)        (0.05)        (0.03)          --         (0.08)
    1996        (4)        10.00        (4.16)         4.67          0.51           --            --          (0.18)       (0.18)

   Growth
Portfolio(1)
    1998        (3)        11.95        (0.05)         0.11          0.06           --            --            --          --
    1997                   10.84        (0.02)         1.13          1.11           --            --            --          --
    1996        (4)        10.00        (2.96)         3.80          0.84           --            --            --          --

    Value
Portfolio (1)
    1998        (3)        13.50         0.00          1.01          1.01           --          (0.99)          --         (0.99)
    1997                   10.88         0.17          3.35          3.52         (0.09)        (0.81)          --         (0.90)
    1996        (4)        10.00        (0.64)         2.15          1.51           --            --          (0.63)       (0.63)

  Strategic
   Income
Portfolio(1)
    1998        (3)         9.88         0.25          0.39          0.64         (0.02)        (0.28)          --         (0.30)
    1997                    9.98         0.36         (0.30)         0.06         (0.11)        (0.05)          --         (0.16)
    1996        (4)        10.00        (0.19)         0.23          0.04           --             --         (0.06)       (0.06)


----------
*    Annualized
**   Not annualized
+ Figure is net of the voluntary expense waiver by the Adviser. Excluding this waiver, the ratio of Management fees to average net assets would have been 0.67% for the year ended December 31, 1998.
(A)  Including reimbursements and waivers of certain operating expenses.
(B)  Excluding reimbursements and waivers of certain operating expenses.
(1) The Value Portfolio, Growth Portfolio, Strategic Income Portfolio, and Global Interactive/Telecomm Portfolio all commenced operations on February 1, 1996. The International Growth Portfolio commenced operations on March 26, 1996.
(2) Net investment income (loss) per share before reimbursement of certain operating expenses by the investment adviser were ($0.50) at December 31, 1998, ($0.62) in 1997 and ($1.34) in 1996 for Global Interactive/Telecomm Portfolio; ($0.29) at December 31, 1998, ($0.45) in 1997, and ($7.56) in
     1996 for the International Growth Portfolio; ($0.52) at December 31, 1998, ($0.68) in 1997, and ($5.61) in 1996 for the Growth Portfolio; ($0.22) at
     December 31, 1998, ($0.34) in 1997, and ($1.22) in 1996 for the Value
     Portfolio; and ($0.11) at December 31, 1998, ($0.14) in 1997, and ($0.63)
     in 1996 for the Strategic Income Portfolio.
(3) Total return measures the change in the value of an investment for the period indicated. For the period ended December 31, 1998, the total return includes capital infusions totaling $41,096. Absent the infusions, total return for the Global/Interactive Telecomm Portfolio, the International Growth Portfolio, the Growth Portfolio, the Value Portfolio and the Strategic Income Portfolio would have been 30.11%, (8.23)%, 0.33%, 7.33%, and 6.12%, respectively.
(4) For the period ended, December 31, 1996, the total return includes capital infusions totaling $228,823. Absent the infusions, total return for the Global Interactive/Telecomm Portfolio, the International Growth Portfolio, the Growth Portfolio, the Value Portfolio and Strategic Income Portfolio would have been (6.68)%, (46.50%), (41.75%), 7.64%, and (4.49%), respectively.



                       See Notes to Financial Statements.
                       ---------------------------------------------------------

================================================================================
                                THE FULCRUM TRUST
================================================================================

                                                                              Ratios/Supplemental Data
                                             ---------------------------------------------------------------------------------------
   Net                                                                       Ratios To Average Net Assets
Increase                                                      ---------------------------------------------------------
(Decrease)     Net Asset                     Net Assets              Net
   in           Value                         End of              Investment                 Operating                     Portfolio
 Net Asset      End of        Total           Period             Income (Loss)               Expenses        Management    Turnover
  Value         Period     Return(3)(4)       (000's)         (A)            (B)          (A)         (B)        Fee         Rate
  -----         ------     ------------       -------         ---            ---          ---         ---        ---         ----
 $  2.54      $  15.86        30.27%        $  5,433        (2.06)%         (4.38)%      3.33%       5.65%      1.96%         65%
    3.32         13.32        40.24%           3,016         0.64%          (5.14)%      1.47%       7.26%      0.27%        114%
     --          10.00         0.49%**           594        (8.32)%        (14.82)%*     9.83%*     16.45%*     0.80%*        71%



   (0.78)         8.94        (8.02)%          2,664         0.55%          (3.06)%      1.53%       5.14%      0.05%         60%
   (0.61)         9.72        (5.25)%          3,207         0.97%          (4.36)%      1.78%       7.11%      0.58%         13%
    0.33         10.33         5.13%**            97       (56.37)%*       (92.05)%*    67.76%*    126.26%*     0.80%*       116%



    0.06         12.01         0.50%           4,671        (0.39)%         (4.21)%      1.22%       5.04%      0.00%        573%
    1.11         11.95        10.24%           4,464        (0.16)%         (5.38)%      0.90%       6.12%      0.20%        209%
    0.84         10.84         8.40%**           148       (31.31)%*       (58.37)%*    34.15%*     63.54%*     0.80%*       580%



    0.02         13.52         7.49%           8,989         0.01%          (1.88)%      1.41%       3.30%      0.30%         70%
    2.62         13.50        32.36%           6,585         1.30%          (2.60)%      0.84%       4.75%      0.14%        177%
    0.88         10.88        15.13%**           900        (6.55)%*       (12.40)%*     8.19%*     14.13%*     0.80%*        74%



    0.34         10.22         6.53%           2,119         3.24%          (1.74)%      2.18%       7.16%      0.47%+       407%
   (0.10)         9.88         0.60%           2,700         3.67%          (1.39)%      1.61%       6.68%      0.41%        713%
   (0.02)         9.98         0.44%**         1,107        (2.15)%*        (7.02)%*     7.37%*     12.30%*     0.80%*       212%


---------------------------------------------------------

================================================================================
                                THE FULCRUM TRUST
================================================================================

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION

The Fulcrum Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "Act") as a diversified open-end management investment company organized as a Massachusetts business trust. The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, with a par value of $0.001 per share. The Trust is comprised of five portfolios: Global Interactive / Telecomm Portfolio, International Growth Portfolio, Growth Portfolio, Value Portfolio and Strategic Income Portfolio (formerly known as the Global Strategic Income Portfolio) (collectively the "Portfolios"). The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts offered by insurance companies, (ii) certain qualified pension and retirement plans, as permitted by Treasury Regulations; and (iii) life insurance companies and advisers to the Portfolios and their affiliates. The Trust was formerly known as The Palladian Trust.

At the Trust's special meeting of shareholders held on June 8, 1998, shareholders of Global Strategic Income Portfolio changed the Portfolio's investment objective to reduce the global emphasis, approved new non-fundamental investment policies consistent with the new investment objective and changed the name of the Portfolio to the Strategic Income Portfolio.

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and consistently followed by the Trust in the preparation of its financial statements.

Security Valuation: Securities, except as noted below, for which market quotations are readily available are stated at market value. Market value is determined on the basis of the last reported sale price in the principal market where such securities are traded or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers.

Debt securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Under certain circumstances, long-term debt securities having a maturity of sixty days or less may be valued at amortized cost. Debt securities with a maturity date at time of purchase of 60 days or less are valued at amortized cost which approximates fair value.

Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by and under the direction of the Board of Trustees. In determining fair value, management considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent an amount that might ultimately be realized, since such amounts depend on future market and economic developments. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material to the investment.

At December 31, 1998, one equity security with a value of $148,369 or 3.18% of net assets of the Growth Portfolio was valued by management under the direction of the Board of Trustees.

Forward Foreign Currency Contracts: All Portfolios may enter into forward foreign currency contracts whereby the Portfolios agree to sell a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Receivables and payables of forward foreign currency contracts are presented on a net basis in the Statements of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains and losses are recognized on the settlement date.


                       ---------------------------------------------------------

================================================================================
                                THE FULCRUM TRUST
================================================================================

                    NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------

Foreign Currency Translation: Investment valuations, other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Net realized gains and losses from security transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discounts earned on original issue discount bonds, zero coupon bonds, stepped-coupon bonds and payment in kind bonds, which are accreted. Dividend income is recorded on ex-dividend date.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

Dividends and Distributions to Shareholders: Dividends from net investment income and distributions of any net realized capital gains of each Portfolio are currently declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on ex-dividend date. Dividend and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses and forwards, including "Post-October Losses" and permanent differences due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales. Any taxable income or gain remaining at fiscal year end is distributed in the following year. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purposes of calculating net investment income per share in the Financial Highlights.

Organization Costs: The organization expenses for each Portfolio, excluding Strategic Income Portfolio, are deferred and are being amortized on a straight-line basis over a five-year period from commencement of operations.

Expenses: The Trust accounts separately for assets, liabilities and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

Forward Commitments: The Strategic Income Portfolio may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time ("forward commitments"). If the Portfolio does so, it will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolio generally will enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if its Sub-Adviser deems it appropriate to do so. At 12/31/98, the Strategic Income Portfolio designated $25,000 as collateral for forward commitments.


---------------------------------------------------------

================================================================================
                                THE FULCRUM TRUST
================================================================================

                    NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------

3.   INVESTMENT MANAGEMENT, ADMINISTRATION AND OTHER TRANSACTIONS

Allmerica Financial Investment Management Services, Inc. ("AFIMS" or the "Manager") serves as overall Manager of the Trust. As Manager, AFIMS is responsible for general administration of the Trust as well as monitoring and evaluating the performance of the Portfolio Managers. AFIMS, a Massachusetts corporation, is registered with the Securities and Exchange Commission as an investment adviser. AFIMS is a wholly-owned subsidiary of SMA Financial Corp., which in turn is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company, a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC").

Effective February 12, 1998 through April 16, 1998, Allmerica Investment Management Company, Inc. ("AIMCO"), assumed the function of Manager for the Trust. As part of a corporate reorganization completed on April 16, 1998, AIMCO transferred to AFIMS that portion of its business relating to registered investment companies such as the Trust.

Prior to February 12, 1998, Palladian Advisors, Inc. ("PAI") served as Manager of the Trust, and Tremont Partners, Inc. ("Tremont" or "Portfolio Advisor") served as Portfolio Advisor to the Trust.

The Portfolio Managers for the Portfolios are as follows: GAMCO Investors, Inc. ("GAMCO") serves as the Portfolio Manager for The Global Interactive/Telecomm Portfolio and The Value Portfolio; Bee & Associates Incorporated ("Bee") serves as the Portfolio Manager of The International Growth Portfolio; Pilgrim Baxter Analytic Investors, Inc. ("Analytic"), serves as the Portfolio Manager of The Growth Portfolio, and Allmerica Asset Management, Inc. ("AAM") serves as the Portfolio Manager of The Strategic Income Portfolio. Prior to August 1, 1998, Stonehill Capital Management, Inc. served as Portfolio Manager of The Growth Portfolio. Prior to April 9, 1998, Fischer Francis Trees & Watts ("FFTW") served as Portfolio Manager of The Strategic Income Portfolio.

At December 31, 1998, GAMCO has invested approximately $490,000 in The Global Interactive/Telecomm Portfolio and $300,000 in The Value Portfolio. During the year ended December 31, 1998, GAMCO redeemed 22,635 shares with an aggregate value of $323,000 and 36,427 shares with an aggregate value of $512,000 from The Global Interactive /Telecomm Portfolio and The Value Portfolio, respectively. FFTW, the former Portfolio Manager of The Strategic Income Portfolio, redeemed 102,250 shares with an aggregate value of $1,010,229 on January 6, 1998.

Investors Bank & Trust Company ("IBT") provides transfer agency, portfolio accounting and custody services to the Trust and receives fees and reimbursement of certain out-of-pocket expenses for its services. AFIMS has entered into an Administrative Services Agreement with IBT, whereby IBT performs certain administrative services for the Portfolios and is entitled to receive an administrative fee and certain out-of-pocket expenses. AFIMS is solely responsible for the payment of the administrative fee to IBT.

The Global Interactive/Telecomm Portfolio and The Value Portfolio placed a significant portion of their portfolio transactions through Gabelli & Co., an affiliated entity of the Portfolio Manager, GAMCO Investors, Inc. Total brokerage commissions paid to Gabelli & Co. during the year ended December 31, 1998 amounted to $6,773 for The Global Interactive/Telecomm Portfolio and $19,007 for The Value Portfolio.

Each Trustee who is not an "interested person" (as defined in the Act) of the Trust, receives meeting fees and reimbursement for out-of-pocket expenses, from the Trust.

4.   MANAGEMENT FEES

Each Portfolio pays a monthly advisory fee equal to a Basic Fee plus or minus an Incentive Fee. The Basic Fee is at an annual rate of 2.0% of average daily net assets. The annual Incentive Fee rate ranges from -2.0% to +2.0%, depending on a comparison of the Portfolio's performance and the performance of a selected benchmark index over the past 12 months. The monthly Basic and Incentive Fee is calculated by multiplying one-twelfth of the fee rates on an annual basis by the average daily net assets of the previous 12 months. The aggregate annual fees rates range from 0.0% to 4.0%. Each Portfolio Manager receives 80% of the fee, and AFIMS receives the remaining 20%.

If the absolute performance of a Portfolio is negative, the monthly advisory fee will be the lesser of the fee calculated as described above or an alternative monthly advisory fee, which under certain circumstances results in the Portfolios paying either no advisory fee or a lower monthly advisory fee at the annual rate of 1.0% or at the annual rate of 2.0% of average daily net assets depending on a comparison of the Portfolio's negative performance and the performance of a selected benchmark over the past 12 months.


                       ---------------------------------------------------------

================================================================================
                                THE FULCRUM TRUST
================================================================================

                    NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------

Effective August 1, 1998, the new Portfolio Manager Agreement specifies that The Growth Portfolio will pay Analytic a monthly advisor fee calculated at an annual rate of 0.80% of the Portfolio's average daily net assets. However, Analytic and AFIMS have agreed that if The Growth Portfolio would have paid less than 0.80% on an annual basis using the incentive fee schedule described above, Analytic and AFIMS will limit their fee to the smaller amount. As a result, during the first year of the new Portfolio Manager Agreement, the Growth Portfolio will pay the lesser of (i) the amount the Portfolio would have paid under the old agreement and (ii) 0.80% of the average daily net assets.

Effective July 1, 1998, The Strategic Income Portfolio would have paid to AAM during the first year as Portfolio Manager a fixed annual fee of .80% of average daily net assets. AFIMS and AAM have voluntarily agreed to limit their fees until April 30, 1999 to an annual rate of .40%. Prior to July 1, 1998, AAM was compensated in accordance with the performance based fee of FFTW.

5.   EXPENSE LIMITATIONS AND CONTINGENT REIMBURSEMENT OBLIGATIONS

Under terms approved by the Board of Trustees of the Trust, the former investment manager to the Trust, PAI, agreed to limit certain operating expenses, for the years ended December 31, 1996 and 1997, to the extent that each Portfolio's "other expenses" (i.e. excluding management fees) exceeded the following expense limitations (expressed as an annualized percentage of average daily net assets): Global Interactive/Telecomm Portfolio, 1.20%; International Growth Portfolio, 1.20%; Growth Portfolio, 0.70%; Value Portfolio, 0.70%; Strategic Income Portfolio, 1.20%. In January 1998, PAI advised the Board of Trustees that it did not have sufficient assets to make the payments due to the Portfolios as of December 31, 1997 relating to the reimbursement of expenses under the existing arrangement. The Board of Trustees determined that it was in the best interest of the shareholders to accept an offer from a group (the "Payment Group") willing to pay to the Trust the amount due under the expense limitation. The Payment Group includes Allmercia Financial Life Insurance and Annuity Company, the issuer of a variable annuity contract utilizing the portfolios as investment options, and an entity selling the variable contracts. The aggregate amount of expenses reimbursements receivable as of December 31, 1997 were as follows: Global Interactive/Telecomm Portfolio, $99,327; International Growth Portfolio, $96,868; Growth Portfolio, $123,531; Value Portfolio, $146,510; Strategic Income Portfolio, $121,760.

On January 28, 1998 the Payment Group paid the Portfolios the following amounts due under the expense limitation arrangement: Global Interactive/Telecomm Portfolio; $88,983; International Growth Portfolio, $89,895; Growth Portfolio, $114,448; Value Portfolio, $128,362; Strategic Income Portfolio, $103,436. In April, 1998 AFIMS paid the remaining amounts due under the arrangement as follows: Global Interactive/Telecomm Portfolio, $10,344; International Growth Portfolio, $6,973; Growth Portfolio, $9,083; Value Portfolio, $18,148; Strategic Income Portfolio, $18,324. Through December 31, 1999, the Portfolios are required to repay all or a portion of any reimbursement of expenses received under this arrangement, provided that average net assets have grown or expenses have declined sufficiently to allow repayment without causing the Portfolio's ratio of other expenses to average daily net assets to exceed the specified expense limitation rates specified above.

Retroactive to January 1, 1998, the current investment manager to the Trust, AFIMS, has agreed to limit certain operating expenses for the year ending December 31, 1998 to the extent that each Portfolio's "other expenses" (i.e. excluding management fees) exceed the following expense limitations (expressed as an annualized percentage of average daily net assets): Global Interactive/Telecomm Portfolio, 1.20%; International Growth Portfolio, 1.20%; Growth Portfolio, 1.00%; Value Portfolio, 1.00%; Strategic Income Portfolio, 1.20%. This expense limitation was implemented effective February 13, 1998. On February 24, 1998, AIMCO voluntarily contributed to the Portfolios the following amounts as capital: Global Interactive/Telecomm Portfolio, $6,618; International Growth Portfolio, $7,723; Growth Portfolio, $10,350; Value Portfolio, $8,469; Strategic Income Portfolio, $7,936. These amounts were contributed to offset expenses accrued to the Portfolios in excess of the expense limitations during the period January 1, 1998 through February 12, 1998. These capital contributions have been treated as an increase in paid in capital for each Portfolio. For the year ending December 31, 1999, the Portfolios are required to repay all or a portion of any reimbursement of expenses received under this arrangement provided that average net assets have grown or expenses have declined sufficiently to allow repayment without causing the Portfolio's ratio of other expenses to average daily net assets to exceed the applicable other expense limitation rates specified above. At December 31, 1998, the aggregate amount of 1998 expenses reimbursed subject to repayment were as follows: Global Interactive/Telecomm Portfolio, $90,165; International Growth Portfolio, $101,848; Growth Portfolio, $181,834; Value Portfolio, $147,492; Strategic Income Portfolio, $74,187. Repayment of all or a portion of any reimbursement of expenses which relate to the year ending December 31, 1998 will not begin until the repayment obligations to the Payment Group and AFIMS, as discussed above, have been met. The Portfolios' reimbursement liability for 1998 expense limitations will cease two years after the AFIMS expense limitation ends.

AFIMS has agreed to limit certain operating expenses for the year ending December 31, 1999 to the extent that each Portfolio's "other expenses" (i.e. excluding management fees) exceed the following expense limitations (expressed as an annualized percentage of average daily net assets): Global Interactive/Telecomm Portfolio, 1.50%; International Growth Portfolio, 1.50%; Growth Portfolio, 1.20%; Value Portfolio, 1.20%; Strategic Income Portfolio, 1.50%.


---------------------------------------------------------

================================================================================
                                THE FULCRUM TRUST
================================================================================

                    NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------

6.   FOREIGN SECURITIES

All Portfolios may purchase securities of foreign issuers. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

7.   LEVERAGE

Each Portfolio may leverage its investments by purchasing securities with borrowed money to enhance performance. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $2,369,000 and $652,000 for The Growth Portfolio. The average interest rate was 6.50%.

8.   EUROPEAN ECONOMIC AND MONETARY UNION

Several European countries have participated in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro." Each participating country replaced its existing currency with the Euro on January 1, 1999. Other European countries may participate in the future.


                       ---------------------------------------------------------

================================================================================
                                THE FULCRUM TRUST
================================================================================

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The Fulcrum Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Fulcrum Trust (formerly the Palladian Trust), comprising of the Global Interactive/Telecomm Portfolio, International Growth Portfolio, Growth Portfolio, Value Portfolio and Strategic Income Portfolio (formerly the Global Strategic Income Portfolio), (the "Portfolios"), at December 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 1998


---------------------------------------------------------

================================================================================
                                THE FULCRUM TRUST
================================================================================

                               OTHER INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER VOTING RESULTS:  (UNAUDITED)

A special meeting of the Trust's shareholders was held on September 15, 1998 at which shareholders approved one proposal. The voting results were as follows:

Proposal 1     To approve a new Portfolio Manager Agreement, pursuant to which
               Analytic Investors, Inc. would serve as Portfolio Manager to The
               Growth Portfolio.

                                                          Shares          Shares        Percent of Shares
                                       Shares For         Against        Abstaining           Voted
                                       ----------         -------        ----------           -----
Growth                                   405,014           4,350           11,994            100.00%


A meeting of the Trust's shareholders was held on June 8, 1998 at which shareholders approved five proposals. The voting results were as follows:

Proposal 1     To elect as Trustees the following two nominees:

                                                          Shares          Shares        Percent of Shares
                                       Shares For         Against        Abstaining           Voted
                                       ----------         -------        ----------           -----
Gordon Holmes                          1,585,033          18,564           35,479            100.00%
George J. Sullivan, Jr.                1,582,880          23,982           32,214            100.00%


Proposal 2     To approve a new Management Agreement under which Allmerica
               Financial Investment Management Services, Inc. ("AFIMS") will serve as Manager of the Trust:

                                                          Shares          Shares        Percent of Shares
                                       Shares For         Against        Abstaining           Voted
                                       ----------         -------        ----------           -----
Global Interactive/Telecomm              234,450             122            5,811            100.00%
International Growth                     288,240             469            8,761            100.00%
Growth                                   395,909             101            6,908            100.00%
Value                                    526,933             121           12,353            100.00%
Strategic Income                         157,206             --               891            100.00%


Proposal 3     To approve agreements under which AFIMS is substituted for the previous Manager under the Portfolio Management Agreements:

                                                          Shares          Shares        Percent of Shares
                                       Shares For         Against        Abstaining           Voted
                                       ----------         -------        ----------           -----
Global Interactive/Telecomm              233,540             122            6,721            100.00%
International Growth                     288,240             469            8,761            100.00%
Growth                                   395,240             101            7,577            100.00%
Value                                    525,948             121           13,338            100.00%


                       ---------------------------------------------------------

================================================================================
                                THE FULCRUM TRUST
================================================================================

                               OTHER INFORMATION
--------------------------------------------------------------------------------

Proposal 4     To approve a new Portfolio Management Agreement with Allmerica
               Asset Management, Inc. for the Strategic Income Portfolio:

                                                          Shares          Shares        Percent of Shares
                                       Shares For         Against        Abstaining           Voted
                                       ----------         -------        ----------           -----
Strategic Income                         157,206             --               891            100.00%


Proposal 5     To approve a new investment objective for the Strategic Income
               Portfolio:

                                                          Shares          Shares        Percent of Shares
                                       Shares For         Against        Abstaining           Voted
                                       ----------         -------        ----------           -----
Strategic Income                         157,206             --               891            100.00%



---------------------------------------------------------

================================================================================
                                THE FULCRUM TRUST
================================================================================

                             REGULATORY DISCLOSURES
--------------------------------------------------------------------------------

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios and are not authorized for distribution to prospective investors in The Fulcrum Fund SM Variable Annuity of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for The Fulcrum Fund SM Variable Annuity of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company, and The Fulcrum Trust, which include important information related to charges and expenses.


                                 CLIENT NOTICES
--------------------------------------------------------------------------------

This annual report includes financial statements for The Fulcrum Trust. It does not include financial statements for the separate accounts that correspond to the Fulcrum Fund SM Variable Annuity contracts. Separate account financial statements are not provided.


                              YEAR 2000 (UNAUDITED)
--------------------------------------------------------------------------------

Some computer software cannot distinguish between dates in the year 2000 and dates in the year 1900 because of the way that dates are encoded and calculated. The services provided to the Trust by the Manger, Portfolio Managers, Custodian and other external service providers depend on the proper functioning of their computer software. Failure to correct or replace any non-compliant software could adversely affect, among other things, the handling of securities trades, the payment of interest and dividends, the pricing of the Trust's securities and of the Trust's shares, and account services. The Trust has requested information from its service providers with respect to their plans to be year 2000 compliant. The Trust has been advised by its service providers that they either are Year 2000 compliant now or expect to be compliant prior to December 31, 1999. However, there can be no guarantee that the Trust's operations will not be adversely affected by non-compliant computer systems of its service providers or other third parties which interact with such service providers.



                       ---------------------------------------------------------

                      The Fulcrum Fund(SM) Variable Annuity


  The Fulcrum Fund(SM) Variable Annuity is issued by Allmerica Financial Life
    Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in NY and HI) and is distributed by Allmerica Investments, Inc.


            To be preceded or accompanied by the current prospectus.
                      Read it carefully before investing.



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